UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23165

CION ARES DIVERSIFIED CREDIT FUND
(Exact name of registrant as specified in charter)

3 PARK AVENUE 36TH FLOOR NEW YORK, NEW YORK			10016
(Address of principal executive offices)			(Zip code)

Eric A. Pinero 3 Park Avenue, 36th Floor New York, New York 10016
(Name and address of agent for service)

Copy to:

Michael A. Reisner Mark Gatto CION Ares Management, LLC 3 Park Avenue, 36th Floor New York, New York 10016		Richard Horowitz, Esq. Matthew K. Kerfoot, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:		(646) 845-2577

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1.  Report to Stockholders.

CION Ares Diversified Credit Fund

ANNUAL REPORT

OCTOBER 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling 888-729-4266 toll-free or by sending an e-mail request to CION Ares Diversified Credit Fund Investor Relations Department at ir@cioninvestments.com if you invest directly with the Fund, or by contacting your financial intermediary (such as a broker-dealer or bank) if you invest through your financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 888-729-4266 toll-free or by sending an e-mail request to CION Ares Diversified Credit Fund Investor Relations Department at ir@cioninvestments.com, or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

CION Ares Diversified Credit Fund

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	4
Schedule of Investments	6
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Statement of Cash Flows	26
Financial Highlights	27
Notes to Financial Statements	31
Proxy & Portfolio Information	52
Dividend Reinvestment Plan	53
Corporate Information	58
Privacy Notice	59
Directors and Officers	60

Annual Report 2018

CION Ares Diversified Credit Fund

Letter to Shareholders

October 31, 2018

Fellow Shareholders,

We are pleased to present the annual report for the CION Ares Diversified Credit Fund (the "Fund"), for the period ending October 31, 2018.

We are also proud to report on the growth and performance of the Fund, having reached $180 million in AUM. Additionally, as of November 30, we have reduced the management fee to 1.25% of managed assets and the incentive fee to 15% of pre-incentive fee net income. As of period-end, the Fund had 216 total investments, spread across more than 20 unique industries. Floating rate instruments accounted for 93% of the Fund and approximately 60% of the Fund was deployed in directly originated investments.

Investment Philosophy and Process

The Fund remains focused on seeking to deliver attractive risk-adjusted returns for our shareholders across market cycles by investing in a diversified pool of liquid and illiquid credit instruments utilizing a flexible strategy. We believe the optimal investment strategy for non-investment grade credit is an actively managed portfolio that encompasses the full breadth of liquid and illiquid credit asset classes including high yield bonds, leveraged loans, structured credit, real estate debt, and direct lending both in the United States and Europe. We believe unconstrained flexibility within a single portfolio affords investors an opportunity to capitalize on inefficiencies and dislocations across the credit spectrum to capture the best relative value.

The process by which the Fund's investments are selected is rigorous. The Fund's advisor, leveraging the resources of the broader Ares platform, conducts ongoing proprietary analysis at the asset-class level to compare current market conditions with historical and industry-level precedents to examine the rate environment, correlation to public markets, and local/regional risks. This information is brought before the 15-member investment allocation committee in semimonthly meetings, where senior members in each of the underlying asset classes within the Ares Credit Group share their observations with the Fund's portfolio managers.

Investment Environment

Thus far 2018 has been marked by elevated volatility which has continued to test the resilience of global capital markets. Steady rate hikes by the Federal Reserve (the "Fed") have contributed to spikes in the 10-year Treasury yield, and investors have also grappled with international tariff disputes, geopolitical unrest in Europe and a sharp selloff in the price of oil. Despite renewed technical strength following a robust second quarter corporate earnings season, a mixed beginning to third quarter earnings in October led to a risk-off sentiment across the capital markets. Specific to the high yield sector, bonds came under pressure as market participants shed exposure to the fixed rate asset class amid a rising rate backdrop. However, historically low levels of supply supported secondary prices through September month-end leading to a coupon clipping quarter for the asset class. In contrast, October brought a significant drop in WTI crude oil prices and yet another spike in rates (i.e., 10-year U.S. Treasury reached 3.25% intramonth) fueling negative returns in high yield. Meanwhile, the leverage loan market continued to be a bright spot as both borrowers and investors alike flocked to the floating rate asset class, making loans one of the best performing asset classes calendar year-to-date. With year-to-date 2018 global CLO issuance of $140.6 billion, tracking in line with full-year 2014 issuance of $143.0 (a record year), demand for loans remained elevated and 60% of the asset class was trading at or above par at October month-end.1 In recent weeks however, weakness has crept into the loan market as well with the average price of the U.S. loan index decreasing from $98.52 to $98.04, marking the largest monthly decrease thus far in 2018.2 Overall, we believe that the selloff is more technical in nature than fundamental and we remain constructive on credit given the supportive macroeconomic environment and sound fundamentals at present. We believe demand for floating rate senior secured assets should persist as investors continue to take a more defensive posture late in the credit cycle. With volatility likely to continue throughout the remainder of 2018 and into 2019, we believe performance will be driven by strong credit selection and active portfolio management.

The European economic landscape encountered headwinds of its own as geopolitical upheaval in Italy, a currency crisis in Turkey, and the impending conclusion of the European Central Bank's quantitative easing overshadowed continued fundamental strength on the Continent. With the unemployment rate reaching the lowest levels seen since the financial crisis and inflation stubbornly picking up, Mario Draghi, President of the ECB, initiated an end to quantitative easing policies.3 Yet, decelerating growth and waning business confidence ticked up meaningfully amidst angst surrounding global trade

Annual Report 2018

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

October 31, 2018

tensions and fears of sovereign risk in Italy. This culminated in the Eurozone posting the weakest GDP growth rate in the past four years in October.4 As a result of these dynamics, the European high yield market has experienced mixed results thus far in 2018 regardless of light supply and hedging costs driving demand for European non-investment grade credit. On the other hand, the European leveraged loan market has outperformed both equities and their U.S. counterparts in 2018. Demand from institutional investors and strong CLO formation along with the lowest quarterly supply since Q2'16 led to the strong performance over the period. Due to this heightened demand, paired with the favorable tailwind from currency hedging costs, we continue to view the European credit markets as attractive. With European monetary policy tightening in earlier stages than the U.S., we believe the sound fundamental backdrop should persist across the Continent despite persistent geopolitical developments.

While the market has become more turbulent in recent weeks, we believe that the macroeconomic and fundamental backdrop continues be to favorable for credit assets. With GDP growth expected to be in the +2-3% range in 2019 and corporate earnings and revenue slated to increase at a healthy pace, we believe we are well-positioned to capitalize on volatile market conditions and seek to source paper at more discounted prices.5 We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. Nonetheless, the Fund remains focused on high-quality, floating rate assets in defensive sectors. We will continue to increase our exposure to directly originated loans in the U.S. and Europe given the yield premium in those markets today. Owing to its flexible investment strategy, we believe the Fund offers a compelling combination of yield, diversification, and downside protection. We maintain strong conviction in the current portfolio positioning and believe we will generate attractive risk-adjusted returns going forward.

Summary

As volatility returns to the marketplace, questions surrounding rising rates, geopolitical uncertainty, mixed earnings results, and trade disputes have driven a sell-off into the later months of the year. We believe investors continue to look to credit markets as an option to provide stable income, lower market volatility and less correlation to other assets in their portfolios. Against this backdrop, we believe our strategy, driven by our ability to dynamically allocate capital across credit sectors and geographies, is situated to achieve attractive risk-adjusted returns for our shareholders. We are pleased with the ongoing construction of the Fund's diversified portfolio and our performance in the face of some market headwinds. With eyes ahead to the turn of the new year, we will continue to seek to leverage its position as a global leader in the liquid and illiquid credit markets to identify attractive investment opportunities in line with the stated objective of the Fund.

We thank you for your investment in and continued support of CION Ares Diversified Credit Fund.

Sincerely,

Mark Gatto  Michael A. Reisner
Co-CEO  Co-CEO
CION Ares Management  CION Ares Management

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of futures results, or investment advice, any forward looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

1 Source: J.P. Morgan. October 31, 2018.

2 Source: Credit Suisse Leveraged Loan Index as of October 31, 2018.

3 EuroStat, October 31, 2018.

4 Ibid.

5 Federal Open Market Committee ("FOMC") Projections as of September 26, 2018.

Annual Report 2018

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of October 31, 2018

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX

FUND OVERVIEW

CION Ares Diversified Credit Fund (CADC) is a diversified, unlisted closed-end management investment company registered under the 1940 Act as an interval fund. The Fund will seek to capitalize on market inefficiencies and relative value opportunities by dynamically allocating a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments which, under normal circumstances, will represent at least 80% of the Fund's assets.

Fixed vs. Floating Rate

Excludes cash, other net assets and equity instruments.

KEY FACTS

CLASS A INCEPTION	1/26/2017
CLASS C INCEPTION	7/12/2017
CLASS I INCEPTION	7/12/2017
CLASS L INCEPTION	11/2/2017
NET ASSETS	$180.5	M
TOTAL ISSUES	216
DISTRIBUTIONS[1]	Monthly
CURRENT DISTRIBUTION RATE[2]	5.40%
CLASS A SHARPE RATIO (ANNUALIZED)	6.14
CLASS A STANDARD DEVIATION	0.94%
CLASS C SHARPE RATIO (ANNUALIZED)	7.34
CLASS C STANDARD DEVIATION	0.87%
CLASS I SHARPE RATIO (ANNUALIZED)	7.34
CLASS I STANDARD DEVIATION	0.87%
CLASS L SHARPE RATIO (ANNUALIZED)	N/A
CLASS L STANDARD DEVIATION	N/A

Portfolio Allocation*

  Allocation by Asset Type

  Allocation by Geography

Top 10 Holdings* % of Portfolio

PDI TA Holdings, Inc.	2.0%
Cogeco Cable	1.7%
IMIA Holdings, Inc.	1.4%
Busy Bees	1.4%
Akzo Nobel	1.4%
Flora Food Group	1.3%
Dorna Sports SL	1.2%
NueHealth Performance, LLC	1.2%
SFE Intermediate Holdco LLC	1.2%
Foundation Risk Partners, Corp.	1.1%

Allocation by Industry* % of Portfolio

CLOs	28.2%
Healthcare	12.7%
Service	10.2%
Financial	8.4%
Information Technology	7.7%
Food/Tobacco	4.9%
Cable/Wireless Video	4.1%
Diversified Media	3.9%
Other	26.7%
Cash	-6.6%

* Holdings and allocations, unless otherwise indicated, are based on the total portfolio and subject to change without notice. Data shown is for informational purposes only and not a recommendation to buy or sell any security.

Annual Report 2018

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of October 31, 2018 (continued)

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX

MANAGEMENT TEAM

• Mitch Goldstein, Co-Head of Ares Credit Group | 23 Years of Experience

• Greg Margolies, Head of Markets, Ares Management | 30 Years of Experience

• CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years of experience.

ABOUT CION INVESTMENTS

CION Investments is a leading manager of alternative investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION strives to level the playing field. CION currently manages CION Investment Corporation, a leading non-traded BDC, and sponsors, through CION Ares Management, CION Ares Diversified Credit Fund, a globally diversified interval fund.

ABOUT ARES MANAGEMENT

Ares Management, L.P. (Ares) is a publicly traded, leading global alternative asset manager with approximately $125 billion of assets under management* and approximately 1,000 employees. Ares seeks to deliver attractive performance to its investors across its investment groups and strategies, including credit (high yield bonds, syndicated loans, structured credit, and direct lending in the U.S. and Europe), private equity (corporate private equity, U.S. power and energy infrastructure, and special situations) and real estate (debt and equity). The firm is headquartered in Los Angeles with offices across the United States, Europe, Asia, and Australia. Its common units are traded on the New York Stock Exchange under the ticker symbol "ARES".

* As of September 30, 2018, AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and a registered investment advisor.

RISK DISCLOSURES & GLOSSARY

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns; most of the underlying credit instruments are rated below investment grade and considered speculative; there is no guarantee all shares can be repurchased; the Fund's business and operations may be impacted by fluctuations in the capital markets; the Fund is a diversified, closed-end investment company with limited operating history; diversification does not eliminate the risk of investment losses.

Sharpe Ratio — a risk-adjusted measure that measures reward per unit of risk. The higher the Sharpe Ratio, the better. The numerator is the difference between a portfolio's trailing twelve month (TTM) return and the return of a risk-free instrument. The denominator is the portfolio's standard deviation.

Standard Deviation — a widely used measure of an investment's performance volatility. Standard deviation shows how much variation from the mean exists with a larger number indicating the data points are more spread out over a larger range of values.

1 Monthly Distributions — There is no assurance monthly distributions paid by the fund will be maintained at the targeted level or paid at all.

2 Current Distribution Rate — Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the current net asset value. The current distribution rate shown may be rounded.

A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC (CAM), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

CADC may fund distributions from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital, as well as net income from operations, capital and non-capital gains from the sale of assets, dividends or distributions from equity investments and expense support payments from CAM, which are subject to repayment. For the year ending October 31, 2017, distributions were paid from taxable income and did not include a return of capital for tax purposes. If expense support payments from CAM were not provided, some or all of the distributions may have been a return of capital which would reduce the available capital for investment. The sources of distributions may vary periodically. Please refer to the semi-annual or annual reports filed with the SEC for the sources of distributions.

This is neither an offer to sell nor a solicitation to purchase the securities described herein. An offering is made only by the prospectus which must precede or accompany this piece. Please read the prospectus prior to making any investment decision and consider the risks, charges, expenses and other important information described therein. Additional copies of the prospectus may be obtained by contacting CION Securities at 800.435.5697 or by visiting cioninvestments.com.

Please be aware that the Fund, the Advisers, the Distributor or the Wholesale Marketing Agent and their respective officers, directors, employees and affiliates do not undertake to provide impartial investment advice or to give advice in a Fiduciary capacity in connection with the Fund's public offering of shares.

CION Securities, LLC (CSL) is the wholesale marketing agent for CION Ares Diversified Credit Fund, advised by CION Ares Management, LLC (CAM) and distributed by ALPS Distributors, Inc (ADI). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments

October 31, 2018

Senior Loans 70.0%(b)(c)

	Principal Amount	Value(a)
Aerospace and Defense 1.6%
Air Methods Corp., Initial 1st Lien Term Loan B, 3M LIBOR + 3.50%, 5.89%, 04/22/2024	$750,000	$675,938
Sequa Mezzanine Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.00%, 7.41%, 11/28/2021	740,724	730,539
TransDigm, Inc., 1st Lien Term Loan E, 1M LIBOR + 2.50%, 4.80%, 05/14/2025	1,533,207	1,524,038
		2,930,515
Automotive 0.8%
GB Auto Service, Inc., 1st Lien Delayed Draw Term Loan A, L+ 6.00%, 10/19/2024(e)(f)(g)	1,666,667	(8,333)
GB Auto Service, Inc., 1st Lien Revolver, L+ 6.00%, 10/19/2024(e)(f)(g)	111,111	(556)
GB Auto Service, Inc., 1st Lien Term Loan A, 1M LIBOR + 6.00%, 8.29%, 10/19/2024(f)(g)	1,222,222	1,216,111
Navistar, Inc., Tranche 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.78%, 11/06/2024	218,843	219,025
		1,426,247
Banking, Finance & Insurance 4.6%
A.U.L. Corp., 1st Lien Revolver, L+ 5.00%, 06/05/2023(e)(f)(g)	1,000	—
A.U.L. Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.50%, 6.81%, 06/05/2023(f)(g)	44,650	44,650
Alpha Luxco 2 Sarl, Facility 1st Lien Term Loan, (Luxembourg), EURIBOR + 6.25%, 6.75%, 01/09/2025(f)(g)	€1,000,000	1,131,549
Blackhawk Network Holdings, Inc., 1st Lien Term Loan B, 3M LIBOR + 3.00%, 5.39%, 06/15/2025	$443,632	443,912
Blackhawk Network Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 9.38%, 06/15/2026	150,000	150,562
Financial & Risk U.S. Holdings, Inc., Initial 1st Lien Term Loan, L+ 3.50%, 10/01/2025(h)	1,518,987	1,502,537

Senior Loans(b)(c) (continued)

	Principal Amount		Value(a)
Mercato Leadmanagement Investments GmbH, 1st Lien Term Loan A, (Germany), EURIBOR + 6.75%, 7.50%, 03/01/2024(f)(g)		€700,000	$792,085
Mercato Leadmanagement Investments GmbH, 1st Lien Term Loan B, (Germany), EURIBOR + 6.75%, 7.50%, 03/01/2024(f)(g)		300,000	339,465
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan B, (Sweden), STIBOR + 7.50%, 7.50%, 06/29/2025(f)(g)	SEK	5,500,000	600,496
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan D, (Sweden), STIBOR + 7.50%, 7.61%, 06/29/2025(e)(f)(g)		4,500,000	7,370
Right Choice Holdings, Ltd., Facility 1st Lien Term Loan B, (Great Britain), GBP LIBOR + 6.50%, 7.25%, 06/06/2024(f)(g)		£1,000,000	1,277,100
SCM Insurance Services, Inc., 1st Lien Revolver, (Canada), CAD Prime + 4.00%, 7.70%, 08/29/2022(e)(f)(g)	CAD	1,000	463
SCM Insurance Services, Inc., 1st Lien Term Loan, (Canada), CIBOR + 5.00%, 7.06%, 08/29/2024(f)(g)		124,063	90,443
SCM Insurance Services, Inc., 2nd Lien Term Loan, (Canada), CIBOR + 9.00%, 11.06%, 03/01/2025(f)(g)		125,000	89,228
Spectra Finance, LLC, 1st Lien Revolver, 1M LIBOR + 4.00%, 6.28%, 04/03/2023(e)(f)(g)		$1,000	223
Spectra Finance, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 6.89%, 04/02/2024(f)(g)		996,503	986,537
Worldwide Facilities, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.25%, 6.64%, 04/26/2024(e)(f)(g)		382,368	211,221
Worldwide Facilities, LLC, 1st Lien Revolver, 3M LIBOR + 4.25%, 6.66%, 04/26/2024(e)(f)(g)		50,000	14,500
Worldwide Facilities, LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.64%, 04/26/2024(f)(g)		614,726	608,578
			8,290,919

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c) (continued)

	Principal Amount		Value(a)
Beverage and Tobacco 1.1%
B.C. Unlimited Liability Co., 1st Lien Term Loan B-3, (Canada), 1M LIBOR + 2.25%, 4.55%, 02/16/2024		$1,494,301	$1,487,951
Penn Virginia Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.30%, 09/29/2022(f)(g)		500,000	500,000
			1,987,951
Broadcast Radio and Television 1.6%
Gray Television, Inc., 1st Lien Term Loan B-2, 1M LIBOR + 2.25%, 4.52%, 02/07/2024		941,458	940,790
Production Resource Group, LLC, 1st Lien Term Loan, 3M LIBOR + 7.00%, 9.32%, 08/21/2024(f)(g)		2,000,000	1,980,000
			2,920,790
Building & Development 0.4%
Hillman Group, Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 4.00%, 6.30%, 05/31/2025		820,739	805,145
Business Equipment and Services 3.5%
FrontDoor, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 4.81%, 08/16/2025(f)		686,521	686,521
Implementation Management Assistance, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 6.89%, 12/13/2023(f)(g)		396,603	392,637
Implementation Management Assistance, LLC, 1st Lien Revolver, Prime + 3.50%, 8.75%, 12/13/2023(e)(f)(g)		1,000	250
Implementation Management Assistance, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 6.89%, 12/13/2023(e)(f)(g)		2,095,238	1,369,819
Labstat International, Inc., 1st Lien Delayed Draw Term Loan, CDOR + 6.25%, 06/25/2024(e)(f)(g)	CAD	1,000	(4)
Labstat International, Inc., 1st Lien Term Loan, 3M CDOR + 6.25%, 8.25%, 06/25/2024(f)(g)		1,499,000	1,132,631

Senior Loans(b)(c) (continued)

	Principal Amount		Value(a)
Labstat International, Inc., 1st Lien Term Loan, 2M CDOR + 6.25%, 8.35%, 06/25/2024(f)(g)	CAD	326,087	$246,388
RSK Group, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain), GBP LIBOR + 7.00%, 7.81%, 10/25/2025(e)(f)(g)		£500,000	191,565
RSK Group, Ltd., Facility B 1st Lien Term Loan, (Great Britain), GBP LIBOR + 7.00%, 7.81%, 10/25/2025(f)(g)		500,000	638,550
TU Bidco, Inc., 1st Lien Delayed Draw Term Loan, L+ 4.00%, 10/01/2023(e)(f)(g)		$299,850	(1,499)
TU Bidco, Inc., 1st Lien Revolver, L+ 4.00%, 10/01/2023(e)(f)(g)		1,000	(5)
TU Bidco, Inc., 1st Lien Term Loan, 3M LIBOR + 4.00%, 6.38%, 10/01/2023(f)(g)		1,699,150	1,690,654
			6,347,507
Cable and Satellite Television 3.3%
Altice U.S. Finance I Corp., 1st Lien Term Loan, L+ 2.50%, 01/15/2026(h)		625,232	623,475
Charter Communications Operating, LLC, 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.31%, 04/30/2025		498,744	498,684
Cogeco Communications (USA) II, LP, 1st Lien Term Loan, 1M LIBOR + 2.38%, 4.68%, 01/03/2025		3,000,000	2,985,000
CSC Holdings, LLC, 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.53%, 07/17/2025		305,367	304,387
Unitymedia Finance, LLC, Facility 1st Lien Term Loan D, 1M LIBOR + 2.25%, 4.53%, 01/15/2026		1,000,000	998,060
UPC Financing Partnership, Facility 1st Lien Term Loan AR, 1M LIBOR + 2.50%, 4.78%, 01/15/2026		492,251	490,183
			5,899,789
Chemical/Plastics 1.2%
Starfruit Finco B.V., Initial 1st Lien Term Loan, (Netherlands), 1M LIBOR + 3.25%, 5.51%, 10/01/2025		2,238,180	2,229,787

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
Computers & Electronics 0.4%
Dell, Inc., 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.31%, 09/07/2023	$744,361	$743,244
Consumer Products 5.1%
Albea Beauty Holdings S.A., 1st Lien Term Loan, (Luxembourg), 6M LIBOR + 2.75%, 5.20%, 04/22/2024	597,000	592,523
Centric Brands, Inc., 1st Lien Revolver, 3M LIBOR + 5.50%, 8.01%, 10/29/2023(e)(f)(g)	1,000	162
Centric Brands, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.51%, 10/29/2023(f)(g)	1,999,000	1,989,005
DecoPac, Inc., 1st Lien Revolver, L+ 4.25%, 09/29/2023(e)(f)(g)	1,000	—
DecoPac, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.64%, 09/30/2024(f)(g)	494,010	494,010
Dorna Sports, S.L., EUR 1st Lien Term Loan B-2, L+ 2.75%, 05/03/2024(h)	€2,000,000	2,249,362
Energizer Holdings, Inc., 1st Lien Term Loan B, L+ 2.25%, 06/20/2025(h)	$228,102	228,246
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Delayed Draw Term Loan, L+ 4.75%, 10/31/2024(e)(f)(g)	666,667	(3,333)
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Revolver, L+ 4.75%, 10/31/2024(e)(f)(g)	333,333	(1,667)
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.05%, 10/31/2024(f)(g)	2,000,000	1,990,000
Pet IQ, LLC, 1st Lien Term Loan, 1M LIBOR + 5.25%, 7.51%, 01/17/2023(f)(g)	995,000	995,000
Sunshine Sub, LLC, 1st Lien Delayed Draw Term Loan, L+ 4.75%, 05/27/2024(e)(f)(g)	281,408	(2,814)
Sunshine Sub, LLC, 1st Lien Revolver, L+ 4.75%, 05/27/2024(e)(f)(g)	1,000	(10)
Sunshine Sub, LLC, 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.05%, 05/27/2024(f)(g)	715,798	708,639
		9,239,123

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
Containers and Glass Products 0.7%
BWAY Holding Co., Initial 1st Lien Term Loan, 3M LIBOR + 3.25%, 5.66%, 04/03/2024	$1,343,129	$1,334,452
Diversified Insurance 0.6%
Asurion, LLC, 1st Lien Term Loan B-7, 1M LIBOR + 3.00%, 5.30%, 11/03/2024	434,861	435,095
Asurion, LLC, 2nd Lien Term Loan B-2, 1M LIBOR + 6.50%, 8.80%, 08/04/2025	256,410	263,013
Asurion, LLC, Replacement 1st Lien Term Loan B-6, 1M LIBOR + 3.00%, 5.30%, 11/03/2023	469,467	469,664
		1,167,772
Drugs 0.6%
Bausch Health Companies Inc., 1st Lien Term Loan B, (Canada), L+ 3.00%, 06/02/2025(h)	1,000,000	999,770
Ecological Services and Equipment 0.2%
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.00%, 8.53%, 10/17/2023(e)(f)(g)	134,613	44,359
VLS Recovery Services, LLC, 1st Lien Revolver, 2M LIBOR + 6.00%, 8.21%, 10/17/2023(e)(f)(g)	1,000	300
VLS Recovery Services, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.29%, 10/17/2023(f)(g)	269,070	269,070
		313,729
Education 2.0%
American Academy Holdings, LLC, 1st Lien Mezzanine Term Loan, 3M LIBOR + 14.00%, 16.39%, 06/15/2023(f)(g)	210,036	210,036
American Academy Holdings, LLC, 1st Lien Revolver, 3M LIBOR + 6.25%, 8.64%, 12/15/2022(e)(f)(g)	1,000	133
American Academy Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 8.64%, 12/15/2022(f)(g)	769,440	769,440

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
Eagle Bidco, Ltd., GBP Facility 1st Lien Term Loan, (Great Britain), L+ 4.75%, 05/12/2022(h)	£2,000,000	$2,558,031
		3,537,640
Electronics 0.4%
First Data Corp., 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.29%, 07/08/2022	$657,198	654,819
Electronics/Electric 0.9%
Solera, LLC, 1st Lien Term Loan, 1M LIBOR + 2.75%, 5.05%, 03/03/2023	970,002	968,033
SS&C Technologies, Inc., 1st Lien Term Loan B5, L + 2.25%, 10/01/2025(h)	655,661	651,681
		1,619,714
Energy 0.5%
Sundance Energy, Inc., 1st Lien Term Loan, 3M LIBOR + 8.00%, 10.34%, 04/23/2023(f)(g)	1,000,000	990,000
Food Products 1.8%
CHG PPC Parent, LLC, 2nd Lien Term Loan, 1M LIBOR + 7.50%, 9.80%, 03/30/2026(f)(g)	1,000,000	1,000,000
Sigma Bidco B.V., 1st Lien Term Loan, L+ 3.50%, 07/02/2025(h)	€2,000,000	2,261,220
		3,261,220
Food Service 3.4%
Ferraro Fine Foods Corp., 1st Lien Revolver, 3M LIBOR + 4.25%, 6.59%, 05/09/2023(e)(f)(g)	$1,000	190
Ferraro Fine Foods Corp., 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.59%, 05/09/2024(f)(g)	996,503	986,537
Hometown Food Co., 1st Lien Revolver, 1M LIBOR + 5.25%, 7.56%, 08/31/2023(e)(f)(g)	1,000	502
Hometown Food Co., 1st Lien Term Loan, 1M LIBOR + 5.25%, 7.56%, 08/31/2023(f)(g)	1,999,000	1,989,005
IRB Holding Corp., 1st Lien Term Loan B, L+ 3.25%, 02/05/2025(h)	911,134	908,474

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
Jim N Nicks Management, LLC, 1st Lien Revolver, 1M LIBOR + 5.25%, 7.55%, 07/10/2023(e)(f)(g)	$1,000	$555
Jim N Nicks Management, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 5.25%, 7.55%, 07/10/2023(f)(g)	49,375	48,388
SFE Intermediate Holdco, LLC, 1st Lien Incremental Term Loan, 3M LIBOR + 4.75%, 7.07%, 07/31/2024(f)(g)	1,999,000	1,999,000
SFE Intermediate Holdco, LLC, 1st Lien Revolver, L+ 5.00%, 07/31/2023(e)(f)(g)	2,000	—
SFE Intermediate Holdco, LLC, 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.28%, 07/31/2024(f)(g)	247,500	247,500
		6,180,151
Food/Drug Retailers 0.8%
Bambino CI, Inc., 1st Lien Revolver, 1M LIBOR + 6.00%, 8.30%, 10/17/2022(e)(f)(g)	1,000	500
Bambino CI, Inc., 1st Lien Term Loan, 1M LIBOR + 6.00%, 8.30%, 10/17/2023(f)(g)	346,383	346,383
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan, L+ 6.00%, 08/21/2023(e)(f)(g)	611	1
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.75%, 8.04%, 08/21/2023(f)(g)	388	388
FWR Holding Corp., Initial 1st Lien Revolver, 1M LIBOR + 5.75%, 8.04%, 08/21/2023(e)(f)(g)	1,000	625
FWR Holding Corp., Initial 1st Lien Term Loan, 1M LIBOR + 5.75%, 8.04%, 08/21/2023(f)(g)	346,500	346,500
GOBP Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.03%, 10/22/2025	696,919	695,176
		1,389,573

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
Health Care 10.2%
Air Medical Group Holdings, Inc., Initial Term Loan, 1M LIBOR + 7.88%, 10.15%, 03/13/2026(f)(g)	$1,000,000	$1,000,000
Auris Luxembourg III SARL, 1st Lien Term Loan B, (Luxembourg), L+ 3.75%, 07/24/2025(h)	1,178,922	1,185,311
Comprehensive EyeCare Partners, LLC, 1st Lien Delayed Draw Term Loan, L+ 4.50%, 02/14/2024(e)(f)(g)	422,113	—
Comprehensive EyeCare Partners, LLC, 1st Lien Revolver, 3M LIBOR + 4.50%, 6.89%, 02/14/2024(e)(f)(g)	1,000	25
Comprehensive EyeCare Partners, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 6.89%, 02/14/2024(f)(g)	574,003	574,003
Concentra, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 6.50%, 8.78%, 06/01/2023	750,000	757,500
Emerus Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 4.50%, 6.89%, 09/01/2021(f)(g)	15,337	14,110
Envision Healthcare Corp., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.05%, 10/10/2025	610,860	597,690
Gentiva Health Services, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.31%, 07/02/2026	490,998	500,818
Gentiva Health Services, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.06%, 07/02/2025(f)	975,749	979,408
JDC Healthcare Management, LLC, 1st Lien Term Loan, 1M LIBOR + 6.75%, 9.05%, 04/10/2023(f)(g)	107,874	102,480
Kedleston Group, Ltd., Facility 1st Lien Term Loan B-2, (Great Britain), GBP LIBOR + 8.00%, 9.00%, 05/31/2024(f)(g)	£1,000,000	1,277,100
Kinetic Concepts, Inc., 1st Lien Term Loan, L+ 3.25%, 02/02/2024(h)	$440,000	441,192
MB2 Dental Solutions, LLC, 1st Lien Revolver B-2, Prime + 3.75%, 9.00%, 09/29/2023(e)(f)(g)	1,000	533

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
MB2 Dental Solutions, LLC, Initial 1st Lien Term Loan B-2, 3M LIBOR + 4.75%, 7.14%, 09/29/2023(f)(g)	$394,162	$394,162
Nuehealth Performance, LLC, 1st Lien Delayed Draw Term Loan, L+ 6.50%, 09/27/2023(e)(f)(g)	737,459	(3,687)
Nuehealth Performance, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 6.50%, 8.80%, 09/27/2023(f)(g)	294,984	293,509
Nuehealth Performance, LLC, 1st Lien Revolver, L+ 6.50%, 09/27/2023(e)(f)(g)	1,000	(5)
Nuehealth Performance, LLC, 1st Lien Term Loan, 1M LIBOR + 6.50%, 8.80%, 09/27/2023(f)(g)	1,966,557	1,956,725
Ortho-Clinical Diagnostics S.A., 1st Lien Term Loan B, 1M LIBOR + 3.25%, 5.54%, 06/30/2025	1,485,000	1,479,431
Pathway Vet Alliance, LLC, 1st Lien 2018 Delayed Draw Term Loan, 1M LIBOR + 4.25%, 6.55%, 10/10/2024(e)(f)(g)	427,499	190,243
Pathway Vet Alliance, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.25%, 6.55%, 10/10/2024(f)(g)	14,260	14,260
Pathway Vet Alliance, LLC, 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.55%, 10/10/2024(f)(g)	480,518	480,518
Premise Health Holding Corp., 1st Lien Delayed Draw Term Loan, L+ 3.50%, 5.84%, 07/10/2025(e)(f)(g)	1,103	(6)
Premise Health Holding Corp., 1st Lien Revolver, 3M LIBOR + 3.50%, 5.84%, 07/10/2023(e)(f)(g)	1,000	162
Premise Health Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.14%, 07/10/2025(f)(g)	13,897	13,828
Premise Health Holding Corp., 2nd Lien Term Loan, 3M LIBOR + 7.50%, 9.89%, 07/10/2026(f)(g)	2,000,000	1,980,000
Provation Medical, Inc., 1st Lien Last Out Term Loan, 3M LIBOR + 7.00%, 9.42%, 03/08/2024(f)(g)	995,000	995,000

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
SCSG EA Acquisition Co., Inc., 1st Lien Revolver, 1M LIBOR + 4.25%, 6.52%, 09/01/2022(e)(f)(g)	$1,000	$133
SCSG EA Acquisition Co., Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.15%, 09/01/2023(f)(g)	345,510	345,510
SiroMed Physician Services, Inc., 1st Lien Revolver, L+ 4.75%, 03/26/2024(e)(f)(g)	1,000	(10)
SiroMed Physician Services, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.14%, 03/26/2024(f)(g)	993,908	983,969
TerSera Therapeutics, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 7.64%, 03/30/2023(f)(g)	49,250	49,250
Universal Hospital Services, Inc., 1st Lien Term Loan B, L+ 3.00%, 10/18/2025(f)(h)	882,000	886,410
WSHP FC Acquisition, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.50%, 8.81%, 03/30/2024(f)(g)	172,241	172,241
WSHP FC Acquisition, LLC, 1st Lien Revolver, 3M LIBOR + 6.50%, 8.89%, 03/30/2024(e)(f)(g)	1,000	567
WSHP FC Acquisition, LLC, 1st Lien Term Loan, 3M LIBOR + 6.50%, 8.89%, 03/30/2024(f)(g)	822,625	822,625
		18,485,005
Industrials 2.4%
Forterra Finance, LLC, Replacement 1st Lien Term Loan, 1M LIBOR + 3.00%, 10/25/2023(h)	150,000	137,837
HD Supply Waterworks, Ltd., Initial 1st Lien Term Loan, 3M LIBOR + 3.00%, 5.31%, 08/01/2024(f)	997,481	996,234
IMIA Holdings, Inc., 1st Lien Revolver, L+ 4.50%, 10/26/2024(e)(f)(g)	408,163	(2,041)
IMIA Holdings, Inc., 1st Lien Term Loan, 2M LIBOR + 4.50%, 6.89%, 10/26/2024(f)(g)	2,591,837	2,578,878
Sigma Electric Manufacturing Corp., 1st Lien Revolver, 1M LIBOR + 4.75%, 7.05%, 10/31/2022(e)(f)(g)	1,000	317

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
Sigma Electric Manufacturing Corp., 1st Lien Term Loan A2, 1M LIBOR + 4.75%, 7.05%, 10/31/2023(f)(g)	$367,493	$367,493
Sunk Rock Foundry Partners, LP, 1st Lien Term Loan A-1, 1M LIBOR + 4.75, 7.05%, 10/31/2023(f)(g)	230,953	230,953
		4,309,671
Insurance 1.1%
Foundation Risk Partners Corp., 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.75%, 7.03%, 11/10/2023(f)(g)	141,941	141,941
Foundation Risk Partners Corp., 1st Lien Revolver, L+ 4.75%, 11/10/2023(e)(f)(g)	3,000	—
Foundation Risk Partners Corp., 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.01%, 11/10/2023(f)(g)	628,898	628,898
Foundation Risk Partners Corp., 2nd Lien Term Loan, 1M LIBOR + 8.50%, 10.76%, 11/10/2024(f)(g)	221,778	221,778
Foundation Risk Partners Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.07%, 11/10/2023(f)(g)	640,198	640,198
Foundation Risk Partners Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.08%, 11/10/2023(e)(f)(g)	801,108	112,976
Foundation Risk Partners Corp., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 10.82%, 11/10/2024(f)(g)	264,794	264,794
Foundation Risk Partners Corp., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 10.83%, 11/10/2024(e)(f)(g)	292,900	40,671
		2,051,256
Leisure Goods/Activities/Movies 1.8%
AMC Entertainment, Inc., 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.53%, 12/15/2023	291,958	291,447
AMC Entertainment, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.53%, 12/15/2022	192,176	191,877

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c) (continued)

	Principal Amount		Value(a)
Equinox Holdings, Inc., 1st Lien Term Loan B-1, 1M LIBOR + 3.00%, 5.30%, 03/08/2024		$333,317	$334,030
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.30%, 09/06/2024		191,852	195,530
Life Time Fitness, Inc., 1st Lien Term Loan, 3M LIBOR + 2.75%, 5.06%, 06/10/2022		495,000	494,074
Movati Athletic Group, Inc., 1st Lien Delayed Delivery Term Loan, (Canada), CIBOR + 4.50%, 6.50%, 10/05/2022(e)(f)(g)	CAD	252,939	36,316
Movati Athletic Group, Inc., 1st Lien Term Loan A, (Canada), CIBOR + 4.50%, 6.50%, 10/05/2022(f)(g)		244,232	185,467
WMG Acquisition Corp., 1st Lien Term Loan F, L + 2.13%, 11/01/2023(h)		$1,500,000	1,493,070
			3,221,811
Lodging and Casinos 2.2%
Caesars Entertainment Operating Co., 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.30%, 10/07/2024		1,496,231	1,488,002
Canopy Bidco, Ltd., 1st Lien Term Loan, (Great Britain), GBP LIBOR +7.00%, 7.80%, 12/18/2024(e)(f)(g)		£500,000	76,887
Canopy Bidco, Ltd., Facility 1st Lien Term Loan, (Great Britain), GBP LIBOR +7.00%, 7.80%, 12/18/2024(f)(g)		500,000	638,550
Geo Group, Inc., 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.31%, 03/22/2024		$997,468	993,109
Scientific Games International, Inc., 1st Lien Term Loan B5, L+ 2.75%, 08/14/2024(h)		850,000	841,194
			4,037,742
Manufacturing 0.3%
Charter NEX U.S., Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 2.75%, 5.05%, 05/16/2024		446,608	445,585

Senior Loans(b)(c) (continued)

	Principal Amount		Value(a)
Oil and Gas 0.1%
California Resources Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.04%, 12/31/2022		$239,398	$242,589
Publishing 0.8%
Dex Media, Inc., 1st Lien Term Loan, 1M LIBOR + 10.00%, 12.31%, 07/29/2021		98,974	100,294
Sapphire Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), GBP LIBOR + 6.00%, 7.00%, 03/15/2023(f)(g)		£1,000,000	1,277,100
			1,377,394
Real Estate 0.6%
Forest City Enterprises, LP, 1st Lien Term Loan B, L+ 4.00%, 10/26/2025(h)		$997,500	1,000,822
Retailers (Except Food and Drug) 0.4%
Harbor Freight Tools USA, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 4.80%, 08/18/2023		750,000	736,875
Service & Equipment 2.6%
AMCP Clean Acquisition Co., LLC, 1st Lien Revolver, 1M LIBOR + 5.50%, 7.78%, 10/01/2024(e)(f)(g)		1,000	75
AMCP Clean Acquisition Co., LLC, 1st Lien Term Loan, 3M LIBOR + 5.50%, 7.90%, 10/01/2024(f)(g)		1,999,000	1,989,005
CC Fly Holding II A/S, Facility 1st Lien Unitranche A, (Denmark), CIBOR + 7.50%, 8.00%, 05/09/2025(f)(g)	DKK	2,500,000	379,159
CC Fly Holding II A/S, Facility 1st Lien Unitranche B, (Denmark), CIBOR + 7.50%, 8.64%, 05/09/2025(f)(g)		2,500,000	379,158
GFL Environmental, Inc., 1st Lien Term Loan, (Canada), L+2.75, 05/30/2025(h)		$957,025	941,473
Goldcup 16786 AB, Facility 1st Lien Term Loan, (Sweden), STIBOR + 7.00%, 7.50%, 06/02/2025(f)(g)	SEK	10,000,000	1,091,810
			4,780,680

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
Technology 8.8%
Ancestry.com Operations, Inc., 1st Lien Term Loan, L+ 4.25%, 10/19/2023(h)	$390,000	$390,975
Datix Bidco, Ltd., Facility 1st Lien Term Loan B-1, (Great Britain), 6M LIBOR + 4.50%, 7.28%, 04/27/2025(f)(g)	1,000,000	995,000
Doxim, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.00%, 8.33%, 02/28/2024(e)(f)(g)	285,714	172,571
Doxim, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.39%, 02/28/2024(f)(g)	714,286	714,286
DRB Holdings, LLC, 1st Lien Revolver, 3M LIBOR + 5.75%, 8.08%, 10/06/2023(e)(f)(g)	1,000	333
DRB Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.75%, 8.14%, 10/06/2023(f)(g)	495,257	495,257
Frontline Technologies Group Holding, LLC, 1st Lien Closing Date Term Loan, 1M LIBOR + 6.50%, 8.79%, 09/18/2023(f)(g)	288,869	288,869
Frontline Technologies Group Holding, LLC, 1st Lien Delayed Draw Term Loan, L+ 6.50%, 09/18/2023(e)(f)(g)	57,213	—
GlobalLogic Holdings, Inc., 1st Lien Delayed Draw Term Loan, L+ 3.25%, 08/01/2025(e)(f)	39,526	198
GlobalLogic Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.55%, 08/01/2025(f)	276,680	278,063
GraphPAD Software, LLC, 1st Lien Revolver, L+ 6.00%, 12/21/2023(e)(f)(g)	1,000	—
GraphPAD Software, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.39%, 12/21/2023(f)(g)	991,507	991,507
IQMS, Inc., 1st Lien Last Out Term Loan, 1M LIBOR + 8.25%, 10.55%, 03/28/2022(f)(g)	248,125	248,125
Lumentum Holdings, 1st Lien Term Loan, L+ 2.50%, 08/08/2025(f)(h)	1,095,048	1,097,786

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
MA FinanceCo., LLC, Tranche 1st Lien Term Loan B-3, 1M LIBOR + 2.50%, 4.80%, 06/21/2024	$128,654	$128,212
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.75%, 11.17%, 08/25/2023(f)(g)	119,701	119,701
PDI TA Holdings, Inc., 1st Lien Delayed Draw Term Loan, L+ 4.50%, 10/24/2024(e)(f)(g)	317,428	—
PDI TA Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 6.90%, 08/25/2023(f)(g)	418,681	418,681
PDI TA Holdings, Inc., 1st Lien Revolver, L+ 4.50%, 08/25/2023(e)(f)(g)	266,233	—
PDI TA Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.23%, 10/24/2024(f)(g)	1,544,436	1,544,436
PDI TA Holdings, Inc., 2nd Lien Delay Draw Term Loan, 3M LIBOR + 8.50%, 11.00%, 10/26/2026(f)(g)	198,628	198,628
PDI TA Holdings, Inc., 2nd Lien Term Loan, L+ 8.50%, 10/24/2025(e)(f)(g)	139,668	—
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 10.82%, 10/26/2026(f)(g)	84,677	84,677
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 10.99%, 10/24/2025(f)(g)	744,525	744,525
PDI TA Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 6.89%, 08/25/2023(f)(g)	510,949	510,949
Pi U.S. Mergerco, Inc., Facility 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.80%, 01/03/2025	994,229	989,884
Practice Insight, LLC, 1st Lien Revolver, L+ 5.00%, 08/23/2022(e)(f)(g)	1,000	—
Practice Insight, LLC, 1st Lien Term Loan, 1M LIBOR + 5.00%, 7.29%, 08/23/2022(f)(g)	340,535	340,535
Seattle Spinco, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 4.80%, 06/21/2024	868,833	865,844

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
SpareFoot, LLC, 1st Lien Revolver, 1M LIBOR + 4.25%, 6.51%, 04/13/2023(e)(f)(g)	$1,000	$235
SpareFoot, LLC, 2nd Lien Term Loan, 1M LIBOR + 8.25%, 10.55%, 04/13/2025(f)(g)	285,429	282,574
SpareFoot, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.51%, 04/13/2024(f)(g)	711,788	708,229
SpareFoot, LLC, 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.55%, 04/13/2024(f)(g)	135,584	134,906
SpareFoot, LLC, 2nd Lien Term Loan, 1M LIBOR + 8.25%, 10.55%, 04/13/2025(f)(g)	195,750	193,793
Storm U.S. Holdco, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.50%, 7.89%, 05/05/2023(f)(g)	49,375	49,375
TransIP Group B.V., Facility 1st Lien Term Loan B-2, (Netherlands), EURIBOR + 7.25%, 7.75%, 08/08/2024(e)(f)(g)	€1,000,000	1,114,448
Visual Edge Technology, Inc., 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.75%, 8.03%, 08/31/2022(e)(f)(g)	$2,052,676	1,638,676
Visual Edge Technology, Inc., 1st Lien Senior Sub Notes, 12.50%, 09/02/2024(f)(g)	142,989	142,989
Visual Edge Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 5.75%, 8.05%, 08/31/2022(f)(g)	160,875	160,875
		16,045,142
Telecommunications 2.6%
Atlanta Bidco, Ltd., 1st Lien Term Loan, (Great Britain), EURIBOR + 6.75%, 7.50%, 07/05/2024(f)(g)	€1,000,000	1,131,549
Cablecom Networking Holdings, Ltd., CAPEX 1st Lien Term Loan, (Great Britain), GBP LIBOR + 6.50%, 7.40%, 12/14/2023(e)(f)(g)	£438,596	183,910
Cablecom Networking Holdings, Ltd., Facility 1st Lien Term Loan A-2, (Great Britain), GBP LIBOR + 6.50%, 7.26%, 12/14/2023(f)(g)	561,404	716,969
Ciena Corp., 1st Lien Term Loan, 1M LIBOR + 2.00%, 4.28%, 09/26/2025	$222,222	222,362

Senior Loans(b)(c) (continued)

	Principal Amount	Value(a)
SBA Senior Finance II, LLC, 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.31%, 04/11/2025	$997,500	$994,897
Sprint Communications, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 4.81%, 02/02/2024	1,496,203	1,494,796
		4,744,483
Utilities 0.6%
Vistra Operations Co., LLC, 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.30%, 08/04/2023	170,640	170,166
Vistra Operations Co., LLC, 1st Lien Term Loan B3, 1M LIBOR + 2.00%, 4.29%, 12/31/2025	997,500	993,869
		1,164,035
Total Senior Loans (Cost: $126,446,625)		126,912,947

Corporate Bonds 5.8%

Broadcast Radio and Television 0.3%
Sirius XM Radio, Inc., 144A, 5.00%, 08/01/2027(c)	500,000	469,845
Building & Development 0.3%
Realogy Group, LLC, 144A, 4.88%, 06/01/2023(c)	500,000	452,500
Business Equipment and Services 0.5%
Aramark Services, Inc., 144A, 5.00%, 02/01/2028(c)	985,000	934,519
Cable and Satellite Television 0.5%
CCO Holdings, LLC, 144A, 5.50%, 05/01/2026(c)	500,000	487,500
CSC Holdings, LLC, 144A, 5.50%, 04/15/2027(c)	500,000	480,000
		967,500
Chemical/Plastics 0.8%
Kraton Polymers, LLC, 144A, 7.00%, 04/15/2025(c)	1,000,000	937,500
Platform Specialty Products Corp., 144A, 5.88%, 12/01/2025(c)	293,000	278,350
Starfruit Finco B.V., 144A, (Netherlands), 8.00%, 10/01/2026(c)	333,000	323,010
		1,538,860

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Corporate Bonds (continued)

	Principal Amount	Value(a)
Diversified/Conglomerate Service 0.5%
Nielsen Finance, LLC, 144A, 5.00%, 04/15/2022(c)	$1,000,000	$973,750
Electronics/Electric 0.3%
BWX Technologies, Inc., 144A, 5.38%, 07/15/2026(c)	530,000	531,325
Health Care 1.5%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	67,000	67,084
Centene Corp., 6.13%, 02/15/2024	250,000	261,250
Molina Healthcare, Inc., 144A, 4.88%, 06/15/2025(c)	249,000	237,795
Sotera Health Holdings, LLC, 144A, 6.50%, 05/15/2023(c)	1,472,000	1,438,880
Tenet Healthcare Corp., 7.00%, 08/01/2025	100,000	98,087
Tenet Healthcare Corp., 8.13%, 04/01/2022	400,000	416,500
WellCare Health Plans, Inc., 5.25%, 04/01/2025	251,000	250,372
		2,769,968
Industrials 0.1%
Core and Main, L.P., 144A, 6.13%, 08/15/2025(c)(j)	254,000	238,125
Oil and Gas 0.1%
FTS International, Inc., 6.25%, 05/01/2022(j)	150,000	143,062
Service & Equipment 0.0%
GFL Environmental, Inc., 144A, (Canada), 5.38%, 03/01/2023(c)	35,000	32,113
Telecommunications 0.6%
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024(c)	500,000	523,125
Zayo Group, LLC, 144A, 5.75%, 01/15/2027(c)	500,000	490,100
		1,013,225

Corporate Bonds (continued)

	Principal Amount	Value(a)
Telecommunications/Cellular Communications 0.3%
Level 3 Financing, Inc., 5.38%, 05/01/2025	$500,000	$488,125
Total Corporate Bonds (Cost: $11,029,582)		10,552,917

Collateralized Loan Obligations 21.6%(c)(f)(i)

Collateralized Loan Obligations — Debt 15.4%(d)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 8.32%, 04/30/2031	1,500,000	1,490,413
AMMC CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 3.60%, 6.09%, 07/24/2029	575,000	577,471
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.84%, 07/25/2029	250,000	255,096
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 7.99%, 04/25/2031	750,000	737,641
Apidos CLO XV, (Cayman Islands), 3M LIBOR + 5.70%, 8.17%, 04/20/2031	750,000	742,523
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 5.70%, 8.14%, 07/16/2031	750,000	748,088
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 11.14%, 07/16/2031	250,000	245,605
Canyon Capital CLO 2016-1, Ltd., (Cayman Islands), 3M LIBOR + 2.80%, 5.24%, 07/15/2031	500,000	496,435
Canyon Capital CLO 2017-1, Ltd., (Cayman Islands), 3M LIBOR + 3.60%, 6.04%, 07/15/2030	500,000	501,198
Canyon Capital CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 8.19%, 07/15/2031	350,000	344,199
Carlyle Global Markets Holding, (Cayman Islands), 3M LIBOR + 2.90%, 5.04%, 10/15/2031	1,000,000	992,515
Cedar Funding VII CLO, Ltd., (Cayman Islands), 3M LIBOR + 2.55%, 5.02%, 01/20/2031	500,000	494,732

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Collateralized Loan Obligations(c)(f)(i) (continued)

	Principal Amount	Value(a)
CIFC Funding 2013-IV, Ltd., (Cayman Islands), 3M LIBOR +2.80%, 5.31%, 04/27/2031	$500,000	$499,998
Cook Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.40%, 7.85%, 04/17/2030	750,000	742,465
Crestline Denali CLO XVI, Ltd., (Cayman Islands), 3M LIBOR + 2.60%, 5.07%, 01/20/2030	1,500,000	1,484,223
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 8.34%, 04/15/2031	750,000	750,466
Dryden LVIII CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.35%, 7.67%, 07/17/2031	1,000,000	982,855
Dryden XL Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 8.06%, 08/15/2031	1,000,000	990,281
Dryden XLIII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 3.10%, 5.57%, 07/20/2029	500,000	500,276
Dryden XLIII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.10%, 8.57%, 07/20/2029	1,000,000	997,123
Dryden XXVI Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 7.98%, 04/15/2029	750,000	748,813
Dryden XXXVIII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 3.00%, 5.44%, 07/15/2030	750,000	749,979
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 3M LIBOR + 5.65%, 8.12%, 07/20/2031	750,000	749,971
Highbridge Loan Management 12-2018, Ltd., (Cayman Islands), 3M LIBOR + 2.75%, 5.12%, 07/18/2031	750,000	741,760
Highbridge Loan Management 2013-2, Ltd., (Cayman Islands), 3M LIBOR + 6.60%, 9.07%, 10/20/2029	250,000	252,806

Collateralized Loan Obligations(c)(f)(i) (continued)

	Principal Amount	Value(a)
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 8.43%, 10/15/2031	$1,250,000	$1,249,866
Magnetite XV, Ltd., (Cayman Islands), 3M LIBOR + 2.75%, 5.24%, 07/25/2031	500,000	494,507
Marble Point CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 3.00%, 5.44%, 07/16/2031	1,000,000	992,794
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 8.13%, 06/15/2031	750,000	727,095
Oaktree CLO, Ltd. 2015-11, (Cayman Islands), 3M LIBOR + 5.75%, 1.00%, 01/20/2032	1,575,000	1,575,000
OZLM Funding, Ltd., (Cayman Islands), 3M LIBOR + 3.60%, 6.07%, 07/23/2029	1,000,000	1,004,261
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR +5.75%, 8.08%, 06/15/2031	750,000	737,525
THL Credit Wind River CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.48%, 8.82%, 11/01/2028	250,000	250,000
Venture 28A CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 8.63%, 10/20/2029	1,000,000	1,002,040
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 8.35%, 10/18/2031(g)	1,250,000	1,250,000
Voya CLO, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.67%, 07/20/2030	250,000	252,085
Wellfleet CLO 2018-1, Ltd., (Cayman Islands), 3M LIBOR + 2.90%, 5.27%, 07/17/2031	500,000	494,570
		27,846,675

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Collateralized Loan Obligations(c)(f)(i) (continued)

	Principal Amount	Value(a)
Collateralized Loan Obligations — Equity 6.2%
Allegro CLO VIII, Ltd., (Cayman Islands), 13.01%, 07/15/2031	$1,650,000	$1,461,497
Bain Capital Credit CLO 2018-1, (Cayman Islands), 15.20%, 04/23/2031	750,000	708,918
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 13.01%, 10/15/2030(g)	500,000	410,000
Cedar Funding VIII CLO, Ltd., (Cayman Islands), 10.07%, 10/17/2030	250,000	202,969
Celerity CLO, Ltd., (Cayman Islands), 0.00%, 06/30/2016(c)(g)(k)	467	146
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 13.15%, 01/20/2030	500,000	443,593
Dryden 57 CLO, Ltd., (Cayman Islands), 14.16%, 05/15/2031	717,000	668,641
Dryden XXVIII Senior Loan Fund, (Cayman Islands), 15.70%, 08/15/2030	1,406,251	673,710
Eastland Investors Corp., (Cayman Islands), 0.00%, 05/01/2022	300	153,000
Foothill CLO, Ltd., Term Loan, (Cayman Islands), 0.00%, 02/22/2021	1,237,000	154,625
Foothill Incentive Fee 2007 1, 0.00%, 08/27/2019	904,000	28,250
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 13.01%, 07/22/2031	1,650,000	1,611,207
Mariner CLO, Ltd. 2018-5, (Cayman Islands), 14.45%, 04/25/2031	500,000	442,521
Momentum Capital Fund, Ltd., (Cayman Islands), 0.00%, 09/18/2021	913,000	61,171
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 13.01%, 10/20/2030(g)(j)	2,250,000	1,946,250
OHA Credit Partners XV, Ltd., (Cayman Islands), 15.98%, 01/20/2030	500,000	421,006
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 12.61%, 11/22/2030	1,000,000	831,286
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 13.73%, 01/20/2031	500,000	424,229

Collateralized Loan Obligations(c)(f)(i) (continued)

	Principal Amount	Value(a)
Regatta Funding, Ltd., (Cayman Islands), 0.00%, 06/15/2020	$580,000	$174
Steele Creek CLO 2017-1, Ltd., (Cayman Islands), 17.58%, 01/15/2030	250,000	224,015
Venture XVIII CLO, Ltd., (Cayman Islands), 15.63%, 10/15/2029	250,000	170,858
Wellfleet CLO 2017-3, Ltd., (Cayman Islands), 17.73%, 01/17/2031	250,000	226,410
		11,264,476
Total Collateralized Loan Obligations (Cost: $38,696,187)		39,111,151

Asset-Backed Securities 5.8%

Credit Card Receivables 5.8%
American Express Credit Account Master Trust, 1M LIBOR + 0.36%, 2.64%, 02/17/2026	1,500,000	1,501,639
American Express Credit Account Master Trust, 1M LIBOR + 0.38%, 2.66%, 02/18/2025	1,500,000	1,506,602
Chase Issuance Trust, 1M LIBOR + 0.20%, 2.48%, 04/17/2023	1,500,000	1,502,031
Chase Issuance Trust, 1M LIBOR + 0.30%, 2.58%, 01/15/2022	1,500,000	1,503,292
Chase Issuance Trust, 1M LIBOR + 0.40%, 2.68%, 03/15/2024	1,500,000	1,509,824
Citibank Credit Card Issuance Trust, 1M LIBOR + 0.33%, 2.61%, 01/20/2025	1,500,000	1,498,773
Citibank Credit Card Issuance Trust, 1M LIBOR + 0.34%, 2.62%, 06/07/2025	1,500,000	1,500,657
Total Asset-Backed Securities (Cost: $10,525,578)		10,522,818

Common Stocks 0.1%(c)(f)(g)(k)

	Shares
Automotive 0.0%
GB Auto Service Holdings, LLC	20,000	25,000
Banking, Finance & Insurance 0.0%
Premise Health Holding Corp.	25	25,000

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Common Stocks(c)(f)(g)(k) (continued)

	Shares	Value(a)
Consumer Products 0.0%
Centric Brands, Inc.	3,125	$25,000
Food Products 0.0%
Italian Fine Foods Holdings L.P. — Class A	25,000	25,000
Health Care 0.0%
SiroMed Physician Services, Inc.	929	23,450
Technology 0.1%
Frontline Technologies Group Holding, LLC — Class A	25	27,248
Frontline Technologies Group Holding, LLC — Class B	2,748	275
		27,523
Total Common Stocks (Cost: $150,000)		150,973

Private Asset-Backed Debt 0.7%(c)(e)(f)(g)

	Principal Amount	Value(a)
Banking, Finance & Insurance 0.7%
Avant Warehouse Trust II, 1st Lien Term Loan B, 1M LIBOR + 9.75%, 12.01%, 04/07/2021	$150,000	—
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.26%, 01/31/2022(l)	500,000	342,857
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.26%, 02/09/2022	500,000	342,857
DFC Global Facility Borrower II, LLC, 1st Lien Revolver, 1M LIBOR + 10.75%, 13.01%, 09/27/2022	500,000	411,378
Finfitsp, LLC, 1st Lien Revolver, 1M LIBOR + 9.25%, 11.51%, 02/13/2022	500,000	88,640
Total Private Asset-Backed Debt (Cost: $1,171,604)		1,185,732

Real Estate Debt 2.2%(c)(f)(g)

	Principal Amount	Value(a)
285 Mezz, LLC, Mezzanine Construction Loan, 1M LIBOR + 14.00%, 16.08%, 02/23/2021(e)	$2,097,000	$1,588,500
Hyatt House IMD, Mezzanine Construction Term Loan, L+ 12.25%, 11/25/2021(e)	1,000,000	—
Mandarin Oriental Honolulu, Mezzanine Land Term Loan, 14.00%, 04/01/2019(e)	1,007,968	413,242
Wright by the Sea 1901, LLC, Term Loan, 8.00%, 03/30/2019	2,000,000	2,000,000
Total Real Estate Debt (Cost: $3,941,351)		4,001,742

Warrants 0.0%(c)(f)(g)(k)

	Shares	Value(a)
Health Care 0.0%
Air Medical Buyer Corp.	122	1,785
Technology 0.0%
Visual Edge Technology, Inc., (Preferred)	5,176	10,677
Visual Edge Technology, Inc., (Common Stocks)	4,540	—
		10,677
Total Warrants (Cost: $11,261)		12,462
Total Investments — 106.2% (Cost: $191,972,188)		$192,450,742
Liabilities in Excess of Other Assets — (6.2%)		(11,028,531)
Net Assets — 100.0%		$181,422,211

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in U.S. enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of October 31, 2018.

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

(c)  All of the company's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, which as of October 31, 2018 represented 99.3% of the company's net assets or 87.4% of the company's total assets, are subject to legal restrictions on sales.

(d)  Variable rate coupon rate shown as of October 31, 2018.

(e)  As of October 31, 2018, CION Ares Diversified Credit Fund (the "Fund") had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
285 Mezz, LLC	$2,097,000	$1,588,500	$508,500
A.U.L. Corp.	1,000	—	1,000
AMCP Clean Acquisition Co., LLC	1,000	80	920
American Academy Holdings, LLC	1,000	133	867
Avant Warehouse Trust II	150,000	—	150,000
Bambino CI, Inc.	1,000	500	500
BFS Receivables I, LLC	500,000	342,857	157,143
BFS Receivables I, LLC	500,000	342,857	157,143
Cablecom Networking Holdings, Ltd.	560,131	196,046	364,085
Canopy Bidco, Ltd.	638,550	65,425	573,125
Centric Brands, Inc.	1,000	167	833
Comprehensive EyeCare Partners, LLC	1,000	25	975
Comprehensive EyeCare Partners, LLC	422,113	—	422,113
DecoPac, Inc.	1,000	—	1,000
DFC Global Facility Borrower II, LLC	500,000	411,378	88,622
Doxim, Inc.	285,714	172,571	113,143
DRB Holdings, LLC	1,000	333	667
Ferraro Fine Foods Corp.	1,000	200	800
Finfitsp, LLC	500,000	88,640	411,360
Foundation Risk Partners Corp.	3,000	—	3,000
Foundation Risk Partners Corp.	801,108	112,976	688,132
Foundation Risk Partners Corp.	292,900	40,672	252,228
Frontline Technologies Group Holding, LLC	57,213	—	57,213
FWR Holding Corp.	1,000	625	375
FWR Holding Corp.	610	—	610
GB Auto Service, Inc.	111,111	—	111,111
GB Auto Service, Inc.	1,666,667	—	1,666,667
GlobalLogic Holdings, Inc.	39,526	—	39,526
GraphPAD Software, LLC	1,000	—	1,000
Hometown Food Co.	1,000	507	493
Hyatt House IMD	1,000,000	—	1,000,000
IMIA Holdings, Inc.	408,163	—	408,163
Implementation Management Assistance, LLC	1,000	260	740
Implementation Management Assistance, LLC	2,095,238	1,390,772	704,466

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

Unfunded security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Jim N Nicks Management, LLC	$1,000	$575	$425
Labstat International, Inc.	759	—	759
Mandarin Oriental Honolulu	1,007,968	413,241	594,727
MB2 Dental Solutions, LLC	1,000	533	467
Movati Athletic Group, Inc.	192,079	36,316	155,763
NMC Skincare Intermediate Holdings II, LLC	333,333	—	333,333
NMC Skincare Intermediate Holdings II, LLC	666,667	—	666,667
Nuehealth Performance, LLC	1,000	—	1,000
Nuehealth Performance, LLC	737,459	—	737,459
NXTGenpay Intressenter Bidco AB	491,315	7,370	483,945
Pathway Vet Alliance, LLC	427,499	190,242	237,257
PDI TA Holdings, Inc.	266,233	—	266,233
PDI TA Holdings, Inc.	317,428	—	317,428
PDI TA Holdings, Inc.	139,668	—	139,668
Practice Insight, LLC	1,000	—	1,000
Premise Health Holding Corp.	1,000	167	833
Premise Health Holding Corp.	1,103	—	1,103
RSK Group, Ltd.	638,550	191,565	446,985
SCM Insurance Services, Inc.	759	493	266
SCSG EA Acquisition Co., Inc.	1,000	133	867
SFE Intermediate Holdco, LLC	2,000	—	2,000
Sigma Electric Manufacturing Corp.	1,000	317	683
SiroMed Physician Services, Inc.	1,000	—	1,000
SpareFoot, LLC	1,000	240	760
Spectra Finance, LLC	1,000	233	767
Sunshine Sub, LLC	1,000	—	1,000
Sunshine Sub, LLC	281,408	—	281,408
TransIP Group B.V.	1,131,549	1,114,447	17,102
TU Bidco, Inc.	1,000	—	1,000
TU Bidco, Inc.	299,850	—	299,850
Visual Edge Technology, Inc.	2,052,676	1,638,676	414,000
VLS Recovery Services, LLC	1,000	300	700
VLS Recovery Services, LLC	134,613	44,359	90,254
Worldwide Facilities, LLC	50,000	15,000	35,000
Worldwide Facilities, LLC	382,368	215,045	167,323
WSHP FC Acquisition, LLC	1,000	567	433
Total	$22,211,328	$8,625,343	$13,585,985

(f)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).

(g)  Security valued at fair value using methods determined in good faith by or under the direction of the board of trustees.

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

(h)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(i)  Collateralized Loan Obligations are all issued as 144A securities.

(j)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(k)  Non-income producing security as of October 31, 2018.

(l)  The Fund sold a participating interest of $500,000 of aggregate principal amount of the portfolio company's first lien revolver. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles, the Fund recorded a corresponding $342,857 secured borrowing included in "accrued expenses and other payables" in the accompanying statement of assets and liabilities.

  As of October 31, 2018, the aggregate cost of securities for Federal income tax purposes was $191,994,866.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$1,709,676
Gross unrealized depreciation	(1,240,833)
Net unrealized appreciation	$468,843

Foreign Currency Forward Contract

For the year ended October 31, 2018, CION Ares Diversified Credit Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
Foreign currency forward contract	£166,361		$167,160	Goldman Sachs	November 1, 2018	$798	$—
Foreign currency forward contract	$(172,683)		£(167,160)	Goldman Sachs	November 1, 2018	5,523	—
Foreign currency forward contract	$(1,151,234)		€(1,114,792)	Goldman Sachs	November 6, 2018	36,443	—
Foreign currency forward contract	$(391,481)	DKK	(379,312)	Goldman Sachs	November 7, 2018	12,169	—
Foreign currency forward contract	$(393,410)	NOK	(382,981)	Goldman Sachs	November 7, 2018	10,428	—
Foreign currency forward contract	$(1,105,730)	SEK	(1,092,749)	Goldman Sachs	November 13, 2018	12,980	—
Foreign currency forward contract	$(189,689)	CAD	(189,416)	Goldman Sachs	November 15, 2018	273	—
Foreign currency forward contract	$(1,144,900)		€(1,133,116)	Goldman Sachs	November 20, 2018	11,784	—
Foreign currency forward contract	$(1,295,500)		£(1,278,634)	Goldman Sachs	November 30, 2018	16,866	—
Foreign currency forward contract	$(1,293,300)		£(1,278,634)	Goldman Sachs	November 30, 2018	14,666	—
Foreign currency forward contract	$(1,169,100)		€(1,134,510)	Goldman Sachs	December 5, 2018	34,590	—
Foreign currency forward contract	$(2,792,340)		£(2,747,170)	Goldman Sachs	December 5, 2018	45,171	—
Foreign currency forward contract	$(1,163,639)	CAD	(1,139,503)	Goldman Sachs	December 21, 2018	24,136	—
Foreign currency forward contract	$(248,462)	CAD	(247,883)	Goldman Sachs	December 21, 2018	579	—
Foreign currency forward contract	$(630,228)	SEK	(603,837)	Goldman Sachs	December 27, 2018	26,391	—
Foreign currency forward contract	$(227,456)	CAD	(222,093)	Goldman Sachs	January 4, 2019	5,364	—
Foreign currency forward contract	$(1,162,300)		€(1,138,363)	Goldman Sachs	January 4, 2019	23,937	—
Foreign currency forward contract	$(85,921)		£(84,308)	Goldman Sachs	January 4, 2019	1,613	—
Foreign currency forward contract	$(820,188)		£(801,677)	Goldman Sachs	January 23, 2019	18,511	—
Foreign currency forward contract	$(167,147)		£(167,965)	Goldman Sachs	February 1, 2019	—	(818)
Total						$302,222	$(818)

Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2018

The following is a summary of fair values of investments in forward foreign currency contracts disclosed in the Fund's Statement of Assets and Liabilities, as of October 31, 2018:

Total Value of Forward Foreign Currency Exchange Contracts as of October 31, 2018
Assets	Liabilities
$302,222	$818

The following is a summary of the Fund's realized gain and/or loss and change in net unrealized gain and/or loss on derivative investments recognized in the Fund's Statement of Operations categorized by primary risk exposure as of October 31, 2018:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations	Change in Unrealized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Forward Foreign Currency Contracts	Forward Foreign Currency Contracts
$392,231	$289,911

The average notional amounts of derivative contracts outstanding as of October 31, 2018 which are indicative of the volume of these derivative types were as follows:

Forward Foreign Currency Contracts	Notional
Purchased	$1,697,368
Sold	2,871,630

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

CAD  Canadian Dollars

DKK  Danish Krone

GBP  British Pounds

NOK  Norwegian Krone

SEK  Swedish Krona

USD  U.S. Dollars

Annual Report 2018

CION Ares Diversified Credit Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $191,972,188)	$192,450,742
Cash	5,578,824
Cash denominated in foreign currency, at value (cost $71,209)	70,983
Restricted cash — forward foreign currency contract collateral	800,000
Receivable for expense support from the Adviser	902,558
Receivable for securities sold	1,346,617
Forward foreign currency contracts	302,222
Receivable for fund shares issued	3,616,274
Interest and principal receivable	1,038,703
Deferred debt issuance cost	101,173
Other Assets	22,349
Total assets	206,230,445
Liabilities:
Payable for securities purchased	23,190,029
Forward foreign currency contracts	818
Payable for distributions to shareholders	479,581
Payable for investment advisory fees	212,621
Payable for distribution and shareholder service fees	45,892
Accrued expenses and other payables	879,293
Total liabilities	24,808,234
Commitments and contingencies (Note 2)	—
Net assets	$181,422,211
Net assets consist of:
Paid-in capital	$179,495,239
Distributable earnings accumulated gain	1,926,972
Net assets	$181,422,211
Common shares:
Class A:
Net Assets	$37,915,185
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,469,586
Net Asset Value Per Share	$25.80
Maximum Offering Price Per Share	$27.37
Class C:
Net Assets	$29,868,425
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,157,690
Net Asset Value Per Share	$25.80
Class I:
Net Assets	$111,705,126
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,329,674
Net Asset Value Per Share	$25.80
Class L:
Net Assets	$1,933,475
Shares Outstanding ($.001 par value; unlimited shares authorized)	74,939
Net Asset Value Per Share	$25.80
Maximum Offering Price Per Share	$26.95

Annual Report 2018

CION Ares Diversified Credit Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Interest	$4,937,033
Dividend	14,388
Total income	4,951,421
Expenses:
Investment advisory fees (Note 6)	1,177,937
Interest expense — secured borrowing	11,591
Administrative services of the adviser (Note 6)	894,572
Legal fees	563,126
Offering costs	119,849
Marketing expense	229,694
Administration, custodian and transfer agent fees (Note 6)	449,174
Insurance expense	88,131
Amortization of debt issuance cost (Note 5)	50,934
Audit fees	200,500
Due diligence fees	138,741
Trustee fees	261,457
Commitment fee expense (Note 5)	8,403
Shareholder service expense Class A	57,018
Shareholder service expense Class C	38,318
Shareholder service expense Class L(a)	1,510
Distribution fees Class C	114,956
Distribution fees Class L(a)	1,510
Other expenses	92,404
Total expenses	4,499,825
Tax Expense	36,300
Expense support payments by the adviser (Note 6)	(4,263,489)
Net expenses	272,636
Net investment income	4,678,785
Net realized and unrealized gain on investments and foreign currency
Net realized gain on investments	40,352
Net realized gain on foreign currency	27,251
Net realized gain on forward foreign currency contracts	392,231
Net unrealized gain on investments	382,327
Net unrealized gain on foreign currency	194,901
Net unrealized gain on forward foreign currency contracts	289,911
Net realized and unrealized gain on investments and foreign currency	1,326,973
Total increase in net assets resulting from operations	$6,005,758

(a) Period from November 2, 2017, date operations commenced, through October 31, 2018.

Annual Report 2018

CION Ares Diversified Credit Fund

Statements of Changes in Net Assets

October 31, 2018

	For the Year Ended October 31, 2018	For the period from January 26, 2017 (commencement of operations) to October 31, 2017
Increase (decrease) in net assets from operations:
Net investment income	$4,678,785	$243,651
Net realized gain on investments and foreign currency	459,834	37,389
Net unrealized gain on investments and foreign currency	867,139	107,572
Net increase from operations	6,005,758	388,612
Distributions to shareholders from:*
Distributable earnings — Class A	(1,247,228)	(240,927)
Distributable earnings — Class C	(839,690)	(19,866)
Distributable earnings — Class I	(2,184,203)	(38,606)
Distributable earnings — Class L	(33,178)	—
Total distributions	(4,304,299)	(299,399)
Increase in net assets from operations and distributions	1,701,459	89,213
Share transactions:
Class A:
Proceeds of shares issued	28,105,121	12,629,074
Value of distributions reinvested	530,167	119,269
Contribution from the Adviser (Note 1)	—	56,284
Cost of shares redeemed (Note 4)	(4,082,562)	(97,677)
Net increase from share transactions	24,552,726	12,706,950
Class C:
Proceeds of shares issued	25,454,965	3,856,960
Value of distributions reinvested	425,452	13,319
Contribution from the Adviser (Note 1)	—	17,618
Cost of shares redeemed (Note 4)	(250,535)	—
Net increase from share transactions	25,629,882	3,887,897
Class I:
Proceeds of shares issued	105,412,482	5,993,339
Value of distributions reinvested	586,372	6,512
Contribution from the Adviser (Note 1)	—	26,098
Cost of shares redeemed (Note 4)	(1,191,501)	—
Net increase from share transactions	104,807,353	6,025,949
Class L:(a)
Proceeds of shares issued	1,902,441	—
Value of distributions reinvested	18,826	—
Cost of shares redeemed (Note 4)	(485)	—
Net increase from share transactions	1,920,782	—
Total increase in net assets	158,612,202	22,710,009
Net Assets, beginning of period	22,810,009	100,000
Net Assets, end of period	$181,422,211	$22,810,009

* See Note 2, Significant Accounting Policies, in the Notes to Financial Statements for more information.

(a) Period from November 2, 2017, date operations commenced, through October 31, 2018.

Annual Report 2018

CION Ares Diversified Credit Fund

Statement of Cash Flows

For the year ended October 31, 2018

Operating activities:
Net increase in net assets resulting from operations	$6,005,758
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Purchases of investments	(196,386,793)
Proceeds from the sale of investments	20,605,160
Amortization and accretion of discounts and premiums, net	(145,136)
Net realized gain on investments	(40,352)
Net unrealized gain on investments	(382,327)
Amortization of debt issuance cost	50,934
Payment-in-kind interest	(34,440)
Changes in operating assets and liabilities:
Restricted cash — forward foreign currency contract collateral	(800,000)
Receivable for expense support from the Advisor	(788,733)
Receivable for securities sold	(1,321,222)
Forward foreign currency contracts	106,119
Interest and principal receivable	(935,458)
Other assets	(22,349)
Deferred offering costs	119,849
Payable for securities purchased	19,119,532
Forward foreign currency contracts	(396,030)
Payable for investment advisory fees	190,386
Payable for distribution and shareholder servicing fees	43,326
Accrued expenses and other payables	774,056
Net cash used in operating activities	(154,237,720)
Financing activities:
Proceeds of sale of shares	158,544,722
Cost of shares redeemed	(5,525,083)
Deferred debt issuance costs	(152,107)
Distributions paid to common shareholders	(2,312,213)
Net cash used in financing activities	150,555,319
Net decrease in cash	(3,682,401)
Cash:
Beginning of period	9,332,208
End of period	$5,649,807

Annual Report 2018

CION Ares Diversified Credit Fund

Financial Highlights

	For the Year Ended October 31, 2018	For the Period from January 26, 2017 (commencement of operations) to October 31, 2017
Class A
Per share data:
Net asset value, beginning of period	$25.25	$25.00
Income from investment operations:
Net investment income(a)	1.52	0.86
Net realized and unrealized gains	0.42	0.44
Total income from investment operations	1.94	1.30
Less distributions declared to shareholders:
From net investment income	(1.39)	(0.86)
From net realized gains on investments	—	(0.12)
From net unrealized gain on investments and foreign currency	—	(0.07)
Total distributions	(1.39)	(1.05)
Net asset value, end of period	$25.80	$25.25
Total return, excluding expense support(b)	(2.44)%	(37.12	)%(e)
Total return, including expense support(c)	7.91%	5.32	%(e)
Ratios to average net assets/supplemental data:
Net assets, end of period	$37,915,185	$12,864,545
Expenses, excluding expense support(d)	5.98%	58.85	%(f)
Expenses, including expense support(d)	0.34%	0.00	%(f)
Net investment income(d)	5.91%	4.48	%(f)
Portfolio turnover rate	28.36%	164.09	%(e)

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Annual Report 2018

CION Ares Diversified Credit Fund

Financial Highlights (continued)

	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class C
Per share data:
Net asset value, beginning of period	$25.25	$24.95
Income from investment operations:
Net investment income(a)	1.52	0.39
Net realized and unrealized gains	0.42	0.33
Total income from investment operations	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(1.39)	(0.39)
From net realized gains on investments	—	(0.02)
From net unrealized gain on investments and foreign currency	—	(0.01)
Total distributions	(1.39)	(0.42)
Net asset value, end of period	$25.80	$25.25
Total return, excluding expense support(b)	(3.19)%	(3.56	)%(e)
Total return, including expense support(c)	7.91%	2.95	%(e)
Ratios to average net assets/supplemental data:
Net assets, end of period	$29,868,425	$3,897,826
Expenses, excluding expense support(d)	6.73%	22.59	%(f)
Expenses, including expense support(d)	0.34%	0.00	%(f)
Net investment income(d)	5.91%	5.17	%(f)
Portfolio turnover rate	28.36%	164.09	%(e)

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Annual Report 2018

CION Ares Diversified Credit Fund

Financial Highlights (continued)

	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class I
Per share data:
Net asset value, beginning of period	$25.25	$24.95
Income from investment operations:
Net investment income(a)	1.52	0.40
Net realized and unrealized gains	0.42	0.32
Total income from investment operations	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(1.39)	(0.40)
From net realized gains on investments	—	(0.01)
From net unrealized gain on investments and foreign currency	—	(0.01)
Total distributions	(1.39)	(0.42)
Net asset value, end of period	$25.80	$25.25
Total return, excluding expense support(b)	(2.19)%	(2.49	)%(e)
Total return, including expense support(c)	7.91%	2.95	%(e)
Ratios to average net assets/supplemental data:
Net assets, end of period	$111,705,126	$6,047,638
Expenses, excluding expense support(d)	5.73%	18.62	%(f)
Expenses, including expense support(d)	0.34%	0.00	%(f)
Net investment income(d)	5.91%	5.19	%(f)
Portfolio turnover rate	28.36%	164.09	%(e)

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Annual Report 2018

CION Ares Diversified Credit Fund

Financial Highlights (continued)

For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Class L
Per share data:
Net asset value, beginning of period	$25.23
Income from investment operations:
Net investment income(a)	1.52
Net realized and unrealized gains	0.43
Total income from investment operations	1.95
Less distributions declared to shareholders:
From net investment income	(1.38)
Total distributions	(1.38)
Net asset value, end of period	$25.80
Total return, excluding expense support(b)	(2.69)%
Total return, including expense support(c)	7.96%
Ratios to average net assets/supplemental data:
Net assets, end of period	$1,933,475
Expenses, excluding expense support(d)(f)	6.23%
Expenses, including expense support(d)(f)	0.34%
Net investment income(d)(f)	5.91%
Portfolio turnover rate(e)	28.36%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements

October 31, 2018

(1) Organization

CION Ares Diversified Credit Fund (the "Fund'') is a diversified, closed-end management investment company that is registered under the Investment Company Act of 1940. The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016. CION Ares Management, LLC (the "Adviser'') serves as the investment Adviser to the Fund and was registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management Corporation ("Ares") and CION Investment Group, LLC ("CION") and is controlled by Ares. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio.

Investment Objective and Policies

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value, as described in more detail in Note 3.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind

("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments or paid out in cash and recorded as interest income. The PIK interest for the year ended October 31, 2018 of $34,440 was recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. As of October 31, 2018 the Fund's current cash balance, including restricted cash, exceeds insurance limits, the risk of loss is remote and there are no cash equivalents.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with the Fund's valuation policy (the "Valuation Policy"). The Valuation Policy is reviewed and approved at least annually by the Fund's board of trustees (the "Board"). The Adviser has been authorized by the Board to utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) in accordance with the Valuation Policy and a consistently applied valuation process.

As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

See Note 3 for more information on the Fund's valuation process.

Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Distributions to Shareholders

The Fund records distributions from net investment income daily. These distributions may be reinvested or paid monthly to shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gain distributions at least annually.

The Fund may make distributions, without limitation, from offering proceeds or borrowings, which may constitute a return of capital, as well as net investment income from operations, capital and non-capital gains from the sale of assets, and dividends or distributions from equity investments. Furthermore, a portion of the Fund's distributions during the year ended October 31, 2018 was derived from expense support payments made by the Adviser, which are subject to repayment by the Fund within three years. The purpose of such expense support payments is to ensure that the Fund bears an appropriate level of expenses. As such, the Fund's distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or the Adviser continues to make such expense support payments. Any future repayments of expenses by the Fund will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain the current level of the Fund's distributions. After the expiration of the term of the Expense Support and Conditional Reimbursement Agreement on July 1, 2019, the Adviser has no obligation to make expense support payments in future periods. If the Adviser did not make any expense support payments or related capital contribution during such period, all or a portion of the Fund's distributions would have been a return of capital which would reduce the available capital for investment. The sources of the Fund's distributions may vary periodically. Please refer to the Financial Highlights table for the sources of distributions.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of October 31, 2018, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $13,585,985.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of trustees from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended October 31, 2018, the Fund accrued U.S. federal excise tax of $36,300.

As of October 31, 2018, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing treatments for foreign currency gains and losses, excise taxes, pay down gains and losses and losses due to wash sales and QEF income and capital gains. To the extent these differences are permanent, reclassifications are made to the appropriate

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

capital accounts in the fiscal period that the differences arise. On the Statement of Assets and Liabilities, the following reclassifications were made:

Undistributed net investment income	$500,551
Accumulated net realized gain/(loss)	(464,251)
Additional paid-in capital/(reduction)	(36,300)

The characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund. The characterization of distributions paid during the fiscal year ended October 31, 2018 and the period from January 26, 2017 (commencement of operations) to October 31, 2017 were as follows:

	2018	2017
Ordinary income	$4,304,299	$299,399
Capital gain	—	—
Return of capital	—	—

As of October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,263,376
Undistributed capital gains	—
Accumulated capital and other losses	—
Other undistributed ordinary losses	—
Net unrealized appreciation (depreciation)	468,843
Total accumulated earnings	$1,732,219

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years and has determined there is no impact to the Fund's financial statements as of the year ended October 31, 2018. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired (2017) remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the Statement of Operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related debt instrument using the straight line method.

Recently Issued Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. The Fund is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Management is currently evaluating the impact, if any, of applying this provision.

SEC Disclosure Update and Simplification

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. This final rule is effective on November 5, 2018. Management has evaluated the impact of the amendments and determined the effect of the adoption of the simplification rules on financial statements will be limited to additional disclosures.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures ("ASC 820") under U.S. GAAP, which among other matters, requires enhanced

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The assets and liabilities classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The Fund may also use industry specific valuation analyses to determine enterprise value, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	53,763,571	73,149,376	126,912,947
Corporate Bonds	—	10,552,917	—	10,552,917
Collateralized Loan Obligations	—	—	39,111,151	39,111,151
Asset-Backed Securities	—	10,522,818	—	10,522,818
Common Stock	—	—	150,973	150,973
Private Asset-Backed Debt	—	—	1,185,732	1,185,732
Real Estate Debt	—	—	4,001,742	4,001,742
Warrants	—	—	12,462	12,462
Total Investments	—	74,839,306	117,611,436	192,450,742
Derivatives asset:
Forward Foreign Currency Contracts	—	302,222	—	302,222
Liabilities:
Secured Borrowings	—	—	(342,857)	(342,857)
Derivatives liability:
Forward Foreign Currency Contracts	—	818	—	818

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the year ended October 31, 2018:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Common Stocks ($)	Private Asset Backed Debt ($)	Real Estate Debt ($)	Warrants ($)	Total ($)
Balance as of October 31, 2017	6,863,078	2,634,245	25,844	398,906	—	—	9,922,073
Purchases	67,023,541	37,220,108	125,000	865,855	3,935,772	11,261	109,181,537
Sales	(1,969,027)	(1,123,861)	—	(88,903)	—	—	(3,181,791)
Net Realized and Unrealized Gains	595,335	378,962	129	6,436	60,390	1,201	1,042,453
Accrued Discounts/ (premiums)	141,671	1,697	—	3,438	5,580	—	152,386
Transfers in to Level 3	494,778	—	—	—	—	—	494,778
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of October 31, 2018	73,149,376	39,111,151	150,973	1,185,732	4,001,742	12,462	117,611,436
Net Change in Unrealized appreciation/(depreciation) from investments held at October 31, 2018	547,206	374,642	129	6,717	47,089	1,201	976,984

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Investments were transferred into and out of Level 3 and into and out of Level 2 during the year ended October 31, 2018 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of October 31, 2018.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Senior Loans	4,924,619	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Senior Loans	68,224,757	Yield Analysis	Market Yield	5.50 16.56%	% -
	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Collateralized Loan Obligations	5,181,250	Recent Transaction	Recent Transaction Price	$82 - $100
Collateralized Loan Obligations	33,929,755	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligation	146	Other	Estimated Liquidation Value	$146
Common Stocks	150,973	EV Market Multiple Analysis	EBITDA Multiple	7.2 20.0x	x -
Private Asset-Backed Debt	500,018	Income (Other)	Constant Default Rate (CDR), Recovery Rate, Constant Prepayment Rate (CPR)	15.1 47.3%, 0.0%, 15.0% - 16.0%	% -
Private Asset-Backed Debt	685,714	Income (Other)	Cumulative Collection Rate	122.0	x

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Real Estate Debt	4,001,742	Yield Analysis	Market Yield	8.0 16.1%	% -
Warrants	12,462	EV Market Multiple Analysis	EBITDA Multiple	7.5 8.5x	x -
Total Level 3 Investments	117,611,436

Changes in market yields or discount rates, each in isolation, may change the fair value of certain of the investments. Generally, an increase in market yields or discount rates may result in a decrease in the fair value of certain of the investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the values currently assigned.

(4) Common Stock

The Fund, pursuant to an exemptive order granted by the SEC on July 11, 2017, offers multiple classes of shares. On July 11, 2017, the Fund's registration statement offering Class A, Class C and Class I shares became effective. On November 2, 2017, the Fund's registration statement offering Class L shares became effective. On November 30, 2018, the Fund's registration statement offering Class U and Class W became effective. The maximum sales load imposed on purchases, maximum contingent deferred sales charges, shareholder servicing and/or distribution fees charged vary depending on each share class.

Common share transactions were as follows:

Class A	For the Year Ended October 31, 2018		For the Period from January 26, 2017 (commencement of operations) to October 31, 2017
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	509,552	12,806,950	4,000	100,000
Common shares issued	1,098,766	28,105,121	504,683	12,629,074
Reinvestment of distributions	20,721	530,167	4,760	119,269
Contribution from the Adviser	—	—	—	56,284
Common shares redeemed	(159,453)	(4,082,562)	(3,891)	(97,677)
Common shares outstanding — end of period	1,469,586	37,359,676	509,552	12,806,950
Class C	For the Year Ended October 31, 2018		For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	154,356	3,887,897	—	—
Common shares issued	996,509	25,454,965	153,826	3,856,960
Reinvestment of distributions	16,613	425,452	530	13,319
Contribution from the Adviser	—	—	—	17,618
Common shares redeemed	(9,788)	(250,535)	—	—
Common shares outstanding — end of period	1,157,690	29,517,779	154,356	3,887,897

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

Class I	For the Year Ended October 31, 2018		For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	239,494	6,025,949	—	—
Common shares issued	4,113,652	105,412,482	239,235	5,993,339
Reinvestment of distributions	22,847	586,372	259	6,512
Contribution from the Adviser	—	—	—	26,098
Common shares redeemed	(46,319)	(1,191,501)	—	—
Common shares outstanding — end of period	4,329,674	110,833,302	239,494	6,025,949
Class L	For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
	Shares	Amount ($)
Common shares outstanding — beginning of period	—	—
Common shares issued	74,225	1,902,441
Reinvestment of distributions	733	18,826
Contribution from the Adviser	—	—
Common shares redeemed	(19)	(485)
Common shares outstanding — end of period	74,939	1,920,782

Share Repurchase Program

Beginning in the second quarter of 2017, the Fund began offering and currently intends to continue offering, the quarterly repurchase of shares in such amount as may be determined by the Fund's board of trustees in accordance with the Fund's fundamental policy to conduct repurchase offers for between 5%-25% of its outstanding shares each quarter.

The following table summarizes the share repurchases completed during the year ended October 31, 2018:

Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered that were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer — Shares
January 31, 2018	January 19, 2018	5,217	100%	$25.43	$132,666	71,041
April 30, 2018	April 20, 2018	31,667	100%	25.51	807,822	121,956
July 31, 2018	July 20, 2018	19,065	100%	25.65	489,005	208,355
October 31, 2018	October 19, 2018	44,796	100%	25.81	1,156,172	330,645
Total		100,744			$2,585,664

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

(5) Credit Facility

On July 2, 2018, the Fund entered into a senior secured revolving credit facility with the Bank of Nova Scotia (the "Lender") in which the Lender agreed to make loans of up to $10 million to the Fund (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. For the year ended October 31, 2018, there was no interest expense incurred by the Fund as a result of the Credit Facility. Unused portions of the Credit Facility accrue a commitment fee equal to an annual rate between 0.15% and 0.25%, depending on the usage. The unused commitment fee for the year ended October 31, 2018 was $8,403. Debt issuance costs including related legal expenses incurred by the Fund in connection with the Credit Facility were deferred and are amortized using the straight line method over the term of the Credit Facility. These amounts are included in the Statements of Operations as amortization of debt issuance cost. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. As of October 31, 2018, the Fund had no outstanding borrowings under the Credit Facility.

See Note 10, Subsequent Events, for information regarding the Wells Fargo Credit Facility.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act, as amended. The Adviser is an affiliate of Ares and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

Pursuant to the investment advisory agreement, dated December 6, 2016 (the "Investment Advisory Agreement") (subsequently amended and restated as of December 12, 2017, that became effective on February 1, 2018), by and between the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and between the Adviser and the Sub-Adviser, the Adviser pays the Ares Capital Management II LLC (the "Sub-Adviser") 40% of the Management Fee and Incentive Fee actually received and retained and not otherwise used to support expenses.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the Investment Advisory Agreement. Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee at an annual rate of 1.50% of the average daily value of the Fund's total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred for the year ended October 31, 2018 were $1,177,937.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income: for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter and taking into account the Expense Support and Conditional Reimbursement Agreement (as defined below). For such purposes, the Fund's operating expenses will include the Management Fee,

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administrative Agreement"), by and between the Fund and the Adviser, and any interest expense and distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee. "Adjusted Capital" means the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRP (as defined below), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital.

The "catch-up" provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund's pre-incentive fee net investment income when the Fund's pre-incentive fee net investment income reaches 1.875% of Adjusted Capital in any calendar quarter. During the year ended October 31, 2018 there were no incentive fees incurred.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, including expenses associated with office space for their officers and employees, investment and economic research, trading and investment management of the Fund.

The Adviser and the Fund have entered into the second amended and restated expense support and conditional reimbursement agreement (the "Expense Support and Conditional Reimbursement Agreement") under which the Adviser has agreed contractually for an initial one year period commencing July 11, 2017 and renewed for an additional year beginning on June 25, 2018 to reimburse the Fund's initial organizational and offering costs, as well as the Fund's operating expenses to the extent that aggregate distributions made to each Class' shareholders during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support and Conditional Reimbursement Agreement, the Adviser may reimburse the Fund's operating expenses to the extent that it otherwise deems appropriate in order to ensure that the Fund bears an appropriate level of expenses (each such payment, an "Expense Payment"). "Available Operating Funds" means the sum attributable to the applicable Class of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long term capital losses); (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extend such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause other fund operating expenses attributable to the applicable Class (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by other fund operating expenses allocable to the applicable Class (as defined below) (on an annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for the applicable class at the time the Adviser Reimbursement would be paid. Other fund operating expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management Fees, the Incentive Fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies. The Expense Support and Conditional Reimbursement Agreement will remain in effect at least until July 1, 2019, unless and until the Fund's board of trustees approves it's modifications or termination. The agreement was renewed for another year on June 25, 2018. This agreement may be terminated only by the Fund's board of trustees on notice to the Adviser. For the year ended October 31, 2018, the Adviser has provided $4,263,489 in expense support payments.

The table below presents a summary of all expenses supported by CAM for each of the following three month periods in which the Fund received expense support from CAM and the associated dates through which such expenses are eligible for reimbursement from the Fund.

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

Three Months Ended	Expense Support from CAM ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) %	Annualized Distribution Rate for the Period(2) ($)	Eligible for Reimbursement through
January 31, 2017	335,238	0	335,238	17.21	—	January 31, 2020
April 30, 2017	820,353	0	820,353	24.11	1.39282800	April 30, 2020
July 31, 2017	932,446	0	932,446	7.45	1.39257355	July 31, 2020
October 31, 2017	863,654	0	863,654	4.45	1.39257355	October 31, 2020
January 31, 2018	832,563	0	832,563	1.43	1.39257355	January 31, 2021
April 30, 2018	885,436	0	885,436	1.05	1.39257355	April 30, 2021
July 31, 2018	1,076,043	0	1,076,043	0.60	1.39257355	July 31, 2021
October 31, 2018	1,469,447	0	1,469,447	0.50	1.39257355	October 31, 2021
Total	7,215,180	0	7,215,180

(1) Other Fund Operating Expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management and Incentive fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies.

(2) The Annualized Distribution Rate per Share equals the projected annualized distribution amount which is calculated based on the average regular cash distributions per share that were declared during record dates in the applicable Expense Support Payment Quarter.

Pursuant to the Adviser Administrative Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administrative Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administrative Agreement, including the Fund's allocable portion of the compensation, rent and other expenses of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total of such expenses incurred for the year ended October 31, 2018 were $894,572.

Pursuant to an administration agreement between State Street Bank and Trust Company ("State Street") and the Fund, State Street performs, or oversees the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund's shareholders and reports filed with the SEC. In addition, State Street oversees the preparation and filing of the Fund's tax returns and generally oversees the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays State Street for these services. The total of such expenses incurred for the year ended October 31, 2018 were $240,118.

Pursuant to a transfer agent agreement between DST Systems, Inc. ("DST") and the Fund, DST performs transfer agency services for the Fund. DST maintains the shareholder accounting records for the fund. The Fund pays DST for these services. The total of such expenses incurred for the year ended October 31, 2018 were $209,056.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class A, Class C and Class L Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

the Fund or the Advisors may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A, Class C and Class L Shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to Class A, Class C and Class L Shares, respectively.

Distribution Plan

The Fund, with respect to its Class C and Class L Shares, is authorized under a "Distribution Plan" to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of Class C and Class L Shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C Shares and 0.25% of the average daily net assets attributable to Class L Shares.

(7) Investment Transactions

For the year ended October 31, 2018, the cost of investments purchased and proceeds from sales of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$196,386,793	$(20,605,160)

(8) Derivative Instruments

The Fund enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Fund's investments denominated in foreign currencies. As of October 31, 2018, the counterparty to these forward currency contracts was Goldman Sachs. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains on foreign currency contracts" and net realized gains or losses on forward currency contracts are included in "net realized gains on foreign currency contracts" in the accompanying statement of operations.

Forward currency contracts are considered undesignated derivative instruments.

Certain information related to the Fund's foreign currency forward contracts is presented below as of October 31, 2018.

	As of October 31, 2018
Description	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract		$167,160	11/01/2018	$798	$—	Forward foreign currency contracts
Foreign currency forward contract		£(167,160)	11/01/2018	5,523	—	Forward foreign currency contracts
Foreign currency forward contract		€(1,114,792)	11/06/2018	36,443	—	Forward foreign currency contracts
Foreign currency forward contract	DKK	(379,312)	11/07/2018	12,169	—	Forward foreign currency contracts
Foreign currency forward contract	NOK	(382,981)	11/07/2018	10,428	—	Forward foreign currency contracts
Foreign currency forward contract	SEK	(1,092,749)	11/13/2018	12,980	—	Forward foreign currency contracts
Foreign currency forward contract	CAD	(189,416)	11/15/2018	273	—	Forward foreign currency contracts
Foreign currency forward contract		€(1,133,116)	11/20/2018	11,784	—	Forward foreign currency contracts
Foreign currency forward contract		£(1,278,634)	11/30/2018	16,866	—	Forward foreign currency contracts
Foreign currency forward contract		£(1,278,634)	11/30/2018	14,666	—	Forward foreign currency contracts
Foreign currency forward contract		€(1,134,510)	12/05/2018	34,590	—	Forward foreign currency contracts
Foreign currency forward contract		£(2,747,170)	12/05/2018	45,171	—	Forward foreign currency contracts
Foreign currency forward contract	CAD	(1,139,503)	12/21/2018	24,136	—	Forward foreign currency contracts
Foreign currency forward contract	CAD	(247,883)	12/21/2018	579	—	Forward foreign currency contracts
Foreign currency forward contract	SEK	(603,837)	12/27/2018	26,391	—	Forward foreign currency contracts
Foreign currency forward contract	CAD	(222,093)	01/04/2019	5,364	—	Forward foreign currency contracts
Foreign currency forward contract		€(1,138,363)	01/04/2019	23,937	—	Forward foreign currency contracts

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

	As of October 31, 2018
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract	£(84,308)	01/04/2019	$1,613	$—	Forward foreign currency contracts
Foreign currency forward contract	£(801,677)	01/23/2019	18,511	—	Forward foreign currency contracts
Foreign currency forward contract	£(167,965)	02/01/2019	—	(818)	Forward foreign currency contracts
Total			$302,222	$(818)

(9) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The uncertainty in the wake of the UK's "Brexit" referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(10) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared for November and December 2018:

Record Date: daily
Payable Date: November 30, 2018
Per Share Amount: $0.1144581

Record Date: daily
Payable Date: December 31, 2018
Per Share Amount: $0.11827337

Quarterly Repurchase Offer

On December 14, 2018, the Fund filed a notification of repurchase offer with the SEC for the Fund's quarterly repurchase offer. The Fund is offering to repurchase up to 5% of its issued and outstanding common shares at a price equal to the net asset value on the repurchasing date, January 18, 2019.

New Classes of Shares

Effective December 1, 2018, the registration statement pertaining to the Fund's Class U Shares became effective.

Effective November 30, 2018, the registration statement pertaining to the Fund's Class W Shares became effective.

Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2018

Management and Incentive Fees

On September 25, 2018, the Board approved (i) a reduction in the Management Fee from 1.50% of managed assets to 1.25% of managed assets and (ii) a reduction in the Incentive Fee from 20% to 15% of pre-incentive fee net investment income. Both changes became effective on November 30, 2018

Credit Facility

On December 4, 2018, the Fund entered into a senior secured revolving credit facility with Wells Fargo Bank, N.A. in which the lender agreed to make loans of up to $50 million to the Fund secured by certain assets of the Fund. Loans under the credit facility generally bear interest at the applicable Libor rate plus spread ranging from 1.75% to 2.15%. Unused portions of the credit facility accrue a commitment fee equal to an annual rate between 0.50% and 1.50%, depending on the size of the unused portion of the credit facility.

Annual Report 2018

CION Ares Diversified Credit Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of CION Ares Diversified Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CION Ares Diversified Credit Fund (the "Fund"), including the schedule of investments, as of October 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 2018 and the period from January 26, 2017 (commencement of operations) through October 31, 2017 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year ended October 31, 2018, and the period from January 26, 2017 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and Regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2016.

Los Angeles, California
December 27, 2018

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information

October 31, 2018

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-888-729-4266, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) without charge, upon request, by calling 1-888-729-4266 or (2) on the SEC's website at http://www.sec.gov.

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan, (the "DRP") administered by DST Systems, Inc. ("DST"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRP. Under the DRP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, DST, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's NAV per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, DST will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Aspects." The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to DST at CION Ares Diversified Credit Fund c/o DST Systems, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

Renewal of Investment Advisory Agreement and Investment Sub-Advisory Agreement

The Board of Trustees (the "Board") of CION Ares Diversified Credit Fund (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Trustees"), renewed the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and CION Ares Management, LLC (the "Adviser") and the Investment Sub-Advisory Agreement by and among the Adviser, Ares Capital Management II LLC (the "Sub-Adviser") and the Fund (together, the "Agreements") at an in-person meeting held on September 25, 2018 (the "Meeting").

The Fund's Board has the responsibility under the 1940 Act to consider the renewal of the Fund's Agreements on an annual basis at an in-person meeting of the Board called for the purpose of voting on such renewal. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and Sub-Adviser (together, the "Advisers") and their affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees, total expenses and profitability at any meeting at which a renewal of the Agreements is considered, the process of evaluating the Advisers and the Fund's investment advisory and administrative arrangements is an ongoing one.

In connection with the renewal of the Agreements, the Independent Trustees met with their independent counsel in executive session. Counsel to the Independent Trustees reviewed with the Independent Trustees a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Agreements, the Fund's Board reviewed certain information provided to the Board by the Advisers in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Advisers, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Advisers concerning the Fund's and Advisers' operations, compliance programs and risk management. The Board also reviewed a report prepared by the Advisers which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Performance Group") for various periods ended July 31, 2018 and (2) the Fund's total expenses with those of a group of comparable funds (the "Expense Group"), which was identical to the Performance Group, the information for which was derived in part from Bloomberg and fund financial statements available to the Advisers as of the date of their analysis.

In determining whether to renew the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services to be provided by the Advisers — With respect to the nature, extent and quality of services to be provided by the Advisers, the Board reviewed the information regarding the types of services to be provided under the Agreements and information describing the Advisers' organizations and businesses, including the quality of the investment research capabilities of the Advisers and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Advisers involved with the Fund, including the portfolio management team's expertise in managing securities in which the Fund invests, the integrated platforms of the Advisers and their affiliates and the benefits, resources and opportunities of the platforms that the Advisers are able to access. Fund management discussed the size and experience of the Advisers' staff, the experience of their key personnel in providing investment management services, including the members of the Allocation Committee, the systems used by the Advisers' personnel and the ability of the Advisers to attract and retain capable personnel. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. The Board also noted the reputation and track record of the Advisers' organizations as leading managers of credit assets.

(b) Investment performance of the Fund and the Advisers — With respect to investment performance of the Fund and the Advisers, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds engaging in similar investing, underwriting and origination activity provided by the Advisers. Representatives of the Advisers

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

reviewed with the Board the Fund's performance. In connection with its review, the Board discussed the results of the performance comparisons provided by the Advisers.

In reviewing the Advisers' report, the Board took into consideration that the Advisers identified primarily interval funds that focused on global credit as the peer categories the Advisers believed were most comparable to the Fund given the Fund's flexible mandate and focus on a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments. The Board noted that the Fund's total return performance, on a net asset value basis, had outperformed the average return of the Performance Group in the year-to-date, trailing one-year and inception to date periods ended July 31, 2018.

Representatives of the Advisers noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund's performance, they noted, among other things, the outperformance may be attributable to its defensive investment posture, strong security selection and an overweight allocation to directly originated investments.

(c) Cost of the services to be provided and profits to be realized by the Advisers from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Advisers, as well as the costs of services provided by the Advisers to the Fund. The Board received and reviewed information relating to the financial condition of the Advisers and their affiliates. Representatives of the Advisers reviewed the expenses allocated and profit received by the Advisers and their affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board noted that currently all fees are being waived. The Board also considered that the Adviser pays the Sub-Adviser a portion of its advisory fee as compensation for the sub-advisory services.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. The Trustees noted that all fees are being waived and while the Advisers are not currently experiencing any economies of scale in servicing the Fund there is a possibility that economies of scale could be realized as asset levels increase. They further noted that an amendment to the Advisory Agreement had been approved that would share potential economies of scale with the Fund.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — In evaluating the management fees and expenses, the Board considered the Fund's management fees and the Fund's expense ratios in absolute terms and as compared with the fees and expenses of the Expense Group. Based upon the comparative fee information provided, the Board noted that the Fund's advisory fees were generally in line with those of comparable funds in the Expense Group identified by the Advisers. The Board considered that the Agreements provide that the Advisers may earn an incentive fee and, to the extent the fee is earned and paid, would result in a higher rate of total compensation from the Fund to the Advisers than the fee rate stated in the Agreements. The Board also considered the Adviser's commitment pursuant to the Expense Support and Conditional Reimbursement Agreement with the Fund whereby the Adviser has agreed to reimburse the Fund's operating expenses. In addition, the Board also noted the reputation and track record of the Advisers' organizations as leading managers of credit assets.

In discussing the Fund's management fees and expenses, representatives of the Advisers noted, among other things, that the Advisers believe the management fees and expenses are reasonable when compared to, and are consistent with, other similar funds and portfolios. The future decrease of the management fee to 1.25% of managed asset and of the incentive fee to 15% of pre-incentive fee net investment income were also noted. Representatives of the Advisers also noted that the Fund's investment strategy of investing in a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments requires additional expertise and expense related to trade support, pricing and valuation, marketing, investor education and regulatory monitoring. In addition, representatives of the Advisers noted that the Fund's size is smaller than the average and median of the peer group, and thus has a smaller capital base over which to spread fixed costs.

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

(f) Benefits derived or to be derived by the Advisers from their relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts might accrue to the Advisers and their affiliates from their relationships with the Fund. The Board noted in this regard that neither the Advisers nor their affiliates trade with the Fund, or execute portfolio transactions on its behalf, and that the Advisers had confirmed that the Fund does not invest in securities issued by affiliates of the Advisers, including CLOs sponsored by the Advisers. However, the Board recognized that the Advisers might derive reputational and other benefits from their association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis through the year relating to the operations of the Fund and the investment management and other services provided under the Agreements, the Board, including the Independent Trustees, voted to approve the renewal of the Agreements for an additional one-year period.

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

Plan of Distribution

ALPS Distributors Inc. (the "Distributor") located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act of 1933, the Fund intends to offer to sell up to $1,061,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities, a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment Advisers.

CION Securities has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

The Advisers or their affiliates, in the Advisers' discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the Financial Intermediaries'. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by Shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisers may reasonably request.

The Fund and the Advisers have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

Investment Adviser

CION Ares Management, LLC
3 Park Avenue, 36th Floor
New York, NY 10016

Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent and DRIP Administrator

DST Systems, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Mark Gatto (46)	Trustee	2016	Co-Chairman, Co-Chief Executive Officer and Co-President, CION Investment Group and CION Investment Corporation; Director and Co-Chief Executive Officer, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
Mitch Goldstein (51)	Trustee	2016	Partner (Ares Credit Group), Ares Management Corporation ("Ares Management"); Co-President, Ares Capital Corporation ("ARCC")	1	None
Michael A. Reisner (48)	Trustee	2016	Co-Chairman, Co-Chief Executive Officer and Co-President, CION Investment Group and CION Investment Corporation; Director and Co-Chief Executive Officer, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
David A. Sachs (59)	Trustee and Chairman of the Board	2016	Partner, Ares Management	2	Terex Corporation; Ares Dynamic Credit Allocation Fund, Inc

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

Trustees

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Independent Trustees
James K. Hunt (67)	Trustee	2016	Consultant, Tournament Capital Advisers, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	2	PennyMac Financial Services, Inc.; Ares Dynamic Credit Allocation Fund, Inc.
Paula B. Pretlow (63)	Trustee	2016	Prior to 2012, Senior Vice President, The Capital Group Companies	1	The Kresge Foundation; The Harry and Jeanette Weinberg Foundation; Northwestern University
John Joseph Shaw (67)	Trustee	2016	Independent Consultant; prior to 2012, President, Los Angeles Rams	2	Ares Dynamic Credit Allocation Fund, Inc.
Bruce H. Spector (76)	Trustee	2016	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management, LLC (private equity)	2	Ares Dynamic Credit Allocation Fund, Inc.
Mark R. Yosowitz (50)	Trustee	2016	From 2014 to present, President, Mentored; from 2014 to present, Adjunct Professor, Brooklyn Law School; from 2008 to present, Senior Vice President, Corporate Development, ThinkEco Inc.	1	None

(1)  The address of each Trustee is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

(2)  The Fund Complex includes Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") and is defined as two or more registered investment companies that (a) hold themselves out to investors as related companies for purposes of investment and investor services; or (b) have a common investment adviser or have an investment adviser that is an affiliated person of any of the other registered investment companies.

(3)  "Interested person," as defined in the 1940 Act, of the Fund. Mr. Gatto, Mr. Goldstein, Mr. Reisner and Mr. Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Reisner (48)	Co-President and Co-Chief Executive Officer	2016

Mr. Reisner is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as CION Investment Corp., a business development company focused on middle market loans. Mr. Reisner serves on the investment committee of CIC. In addition, Mr. Reisner is a Director and Co-Chief Executive Officer of CION Ares Management, LLC. Mr. Reisner joined CION in 2001.

Mark Gatto (46)	Co-President and Co-Chief Executive Officer	2016

Mr. Gatto is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as CION Investment Corp., a business development company focused on middle market loans. Mr. Gatto serves on the investment committee of CIC. In addition, Mr. Gatto is a Director and Co-Chief Executive Officer of CION Ares Management, LLC. Mr. Gatto joined CION in 1999.

Greg Schill (37)	Vice President	2016	Mr. Schill is Senior Managing Director of CION Investment Group, LLC. Prior to this, he served as Managing Director since 2012. Mr. Schill joined CION in 2001.
Mitch Goldstein (51)	Vice President	2016

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares Management, L.P. He additionally serves as Co-President of ARCC. He is a member of the Ares Credit Group's U.S. Direct Lending and Commercial Finance Investment Committees. He additionally serves on the Ivy Hill Asset Management Investment Committee. Mr. Goldstein joined Ares Management in 2005.

Greg Margolies (51)	Vice President	2016

Mr. Margolies is a Partner and Head of the Ares Markets and a member of the Management Committee of Ares Management. Additionally, Mr. Margolies serves as a member of select Ares Credit Group investment committees and the Investment Committee for the Ares Special Situations funds. Mr. Margolies joined Ares in 2009.

Penni F. Roll (53)	Chief Financial Officer	2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of ARCC and Treasurer of ARDC. She previously served as Chief Financial Officer of ARDC from October 2016 to September 2017.

Scott Lem (41)	Treasurer	2016

Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC. He also serves as Treasurer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of ARCC from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Miriam Krieger (41)	Chief Compliance Officer and Anti-Money Laundering Officer	2017

Ms. Krieger is a Partner and Global Chief Compliance Officer within the Ares Compliance Group. Ms. Krieger is the firm's Global Anti-Money Laundering Officer and Global Anti-Corruption Officer and also serves as Chief Compliance Officer of several entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates, including ARCC and Ivy Hill Asset Management, L.P Ms. Krieger joined Ares in 2010.

Daniel J. Hall (39)	General Counsel, Chief Legal Officer and Secretary	2016

Mr. Hall is a Partner and Co-General Counsel (Credit) in the Ares Legal Group. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and as General Counsel, Chief Legal Officer and Secretary of CION Ares Diversified Credit Fund since 2016. Mr. Hall joined Ares in 2009.

Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2018

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Weiner (66)	Vice President and Assistant Secretary	2016

Since September 2006, Mr. Weiner has been Vice President of ARCC and has served as Vice President, General Counsel and Secretary of Ares Management Corporation From September 2006 to January 2010, Mr. Weiner served as General Counsel to ARCC. He has served as Vice President and Assistant Secretary of ARDC since 2012. Mr. Weiner has also served as Vice President (since September 2011) and General Counsel (since March 2012) of Ares Commercial Real Estate Corporation.

Joshua Bloomstein (44)	Vice President and Assistant Secretary	2016

Mr. Bloomstein serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on direct lending matters. He additionally is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Anton Feingold (38)	Vice President and Assistant Secretary	2016

Mr. Feingold is a Principal and Associate General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Secretary of Ares Commercial Real Estate Corporation. Mr. Feingold joined Ares in 2014.

Keith Kooper (43)	Vice President and Assistant Secretary	2016

Mr. Kooper is a Partner and General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Mr. Kooper additionally serves as a member of the Ares Enterprise Risk Committee. Mr. Kooper joined Ares in 2013.

Kevin Early (46)	Vice President	2017	Mr. Early is a Partner, European Finance in the Ares Finance Department. Mr. Early joined Ares in 2012.
Michael Dennis (41)	Vice President	2017

Mr. Dennis is a Partner and Co-Head of European Credit, in the Ares Credit Group. Additionally, Mr. Dennis serves as a member of the Management Committee of Ares Management and the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. Mr. Dennis joined Ares in 2007.

Blair Jacobson (45)	Vice President	2017

Mr. Jacobson is a Partner and Co-Head of European Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. He also serves on the boards of Ares Management Limited and Ares Management UK Limited. Additionally, Mr. Jacobson serves on the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. Mr. Jacobson joined Ares in 2012.

Ian Fitzgerald (42)	Vice President and Assistant Secretary	2017

Mr. Fitzgerald is a Principal and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on direct lending matters. Additionally, Mr. Fitzgerald is General Counsel. He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Mr. Fitzgerald joined Ares in 2010.

John Atherton (37)	Vice President and Assistant Secretary	2018

Mr. Atherton is a Principal and Associate General Counsel, Credit in the Ares Legal Department. Prior to joining Ares in 2018, Mr. Atherton was General Counsel, Private Investment Structures at Schroder Adveq. Previously, Mr. Atherton was a Senior Associate in the London and Boston offices of Proskauer Rose LLP, where he focused on private investment funds.

(1)  The address of each officer is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 888-729-4266 to request the SAI.

Annual Report 2018

(This page intentionally left blank.)

Annual Report 2018

Item 2.  Code of Ethics.

(a)                                 CION Ares Diversified Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)                                  The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)                                 There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)                                  Not applicable.

(f)                                   A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)(1)                  The Board of Trustees of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)                  The names of the audit committee financial experts are John Joseph Shaw and James K. Hunt.  Each of Messrs. Shaw and Hunt has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $100,000 and $144,000, respectively, for professional services rendered for the audit of the Fund’s seed financial statements and the audit of the Fund’s annual financial statements.

(b)                                 Audit-Related Fees

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $23,000, respectively.

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)                                  Tax Fees

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, E&Y billed the Fund aggregate fees of $9,500 and $11,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns.

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)                                 All Other Fees

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)                   Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)                   Percentage of Services

100% of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended October 31, 2017 and October 31, 2018, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2017 and October 31, 2018, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)                                   Not applicable.

(g)                                  For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)                                 E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)                                 The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act.  The members of the Fund’s Audit Committee are James K. Hunt, Paula B. Pretlow, John Joseph Shaw, Bruce H. Spector and Mark R. Yosowitz.

(b)                                 Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The primary portfolio managers of the Fund are as follows:

Mitch Goldstein

Partner, Co-Head of the Ares Credit Group and Portfolio Manager (since inception)

Investment Experience:

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares Management Corporation (“Ares Management”). He additionally serves as Co-President of Ares Capital Corporation (“ARCC”), Vice President of American Capital Senior Floating, Ltd., Vice President of Ivy Hill Asset Management, L.P. (“IHAM”) and Vice President of Ivy Hill Asset Management GP, LLC., IHAM’s General Partner. He is a member of the Investment Committee of ARCC’s investment advisor, Ares Capital Management LLC, and select Ares Credit Group U.S. Direct Lending investment committees. He additionally serves on the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares Management in May 2005, Mr. Goldstein worked at Credit Suisse First Boston (“CSFB”), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and initial public offerings. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC.

Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University’s Graduate School of Business and is a Certified Public Accountant.

Greg Margolies

Partner, Head of Markets and Portfolio Manager (since inception)

Investment Experience:

Mr. Margolies is a Partner in the Ares Credit Group, the Head of Markets for Ares Management LLC (“Ares”), and a member of the Management Committee of Ares Management. Additionally, Mr. Margolies serves as a member of select Ares Credit Group investment committees and the Investment Committee for the Ares Special Situations funds. Prior to joining Ares in 2009, Mr. Margolies served as a Managing Director and Global Head of Leveraged Finance and Capital Commitments at Merrill Lynch & Co. and was a member of the Executive Committee for Merrill Lynch’s Global Investment Banking Group. Previously, Mr. Margolies was Co-Head of the DB Capital Mezzanine Fund. Mr. Margolies serves on the Board of Directors for the International Organization for Women and Development, the Advisory Council for University of Michigan’s Life Science Institute and the Board of Trustees for The Juilliard School.

Mr. Margolies holds a B.A. from the University of Michigan in International Economics and Finance and an M.B.A. from the University of Pennsylvania Wharton School of Business.

(a)(2)  As of October 31, 2018, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in thousands)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in thousands)
Mitch Goldstein	Registered investment companies	1	$167	1	$167
	Other pooled investment vehicles	3	$2,026	3	$2,026
	Other accounts	16	$10,576	15	$8,615

Greg Margolies	Registered investment companies	1	$167	1	$167
	Other pooled investment vehicles	2	$1,745	2	$1,745
	Other accounts	1	$266	1	$266

Material Conflicts of Interest:

The Fund’s executive officers and trustees, and the employees of CION Ares Management, LLC (“CAM” or the “Advisor”) and Ares Capital Management II LLC (“Ares Capital” and collectively with CAM, the “Advisors”), serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Ares- or CION Investment Group, LLC (“CION”)-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Advisors), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Advisors and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Advisor affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Advisors may determine that the Fund should invest on a side-by-side basis with one or more Other Managed Funds. In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the exemptive order Ares received from the SEC (the “Order”). Co-investments made under the Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in a co-investment transaction.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, we may not be able to structure our investment portfolio in the manner desired. Although the Advisors endeavor to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

From time to time, the Fund and the Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisor affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund’s creditworthiness.

The Advisors are paid a fee based on a percentage of the Fund’s Managed Assets (as such term is defined in the Fund’s Prospectus). The Advisors may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets or the yield of the Fund and, accordingly, the Management Fees or Incentive Fees (as such term are defined in the Fund’s Prospectus) received by the Advisors. Certain other Ares-advised funds pay the Advisors or their affiliates performance-based compensation, which could create an incentive for the Advisors or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

The Advisors’ financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The portfolio managers may receive, all or some combination of, salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4)  Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund’s equity securities beneficially owned as of October 31, 2018.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mitch Goldstein	None
Greg Margolies	None

(b) There have been no changes to the portfolio managers identified in the most recently filed registration statement on Form N-2 (File Nos. 333-212323 and 811-23165) for the Fund.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s most recent fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)                  The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(a)(5)                  Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)                                 The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Date:	December 31, 2018

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	December 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Date:	December 31, 2018

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	December 31, 2018

By:	/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer

Date:	December 31, 2018